Exhibit 4.35

EXECUTION VERSION

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

DATED 31 May 2025

Vodafone International Operations Limited

and

Vodafone Group Plc

and

Brilliant Design (BVI) Limited

and

CK Hutchison Group Telecom Holdings Limited

and

VodafoneThree Holdings Limited

SHAREHOLDERS’ AGREEMENT

relating to

VodafoneThree Holdings Limited

EXECUTION VERSION

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

21.	FIRST HUTCHISON CALL OPTION	61

22.	SECOND HUTCHISON CALL OPTION	64

23.	[***]	70

24.	[***]	70

25.	[***]	70

26.	[NOT USED]	70

27.	DEFAULT	70

28.	PROHIBITED TRANSFEREES	72

29.	COMPLETION OF DISPOSALS OF SHARES	72

30.	ISSUANCE OF VODAFONE SHARES	72

31.	[***]	74

32.	REPURCHASES AND/OR REPAYMENTS	74

33.	DEED OF ADHERENCE AND OTHER MATTERS	74

34.	SECURITY POWER OF ATTORNEY	74

35.	SHAREHOLDER UNDERTAKINGS	75

36.	UNDERTAKINGS BY THE COMPANY	76

37.	[***]	77

38.	COMPANY POLICIES	77

39.	TAX MATTERS	77

40.	PENSIONS	77

41.	CONFIDENTIALITY	77

42.	ANNOUNCEMENTS	78

43.	TERMINATION	79

44.	LANGUAGE	79

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

45.	ASSIGNMENT	79

46.	ENTIRE AGREEMENT	79

47.	NOTICES	80

48.	GUARANTEE	82

49.	REMEDIES AND WAIVERS	84

50.	NO PARTNERSHIP OR FIDUCIARY RELATIONSHIP	85

51.	COSTS AND EXPENSES	85

52.	COUNTERPARTS	85

53.	FURTHER ASSURANCES	86

54.	PAYMENTS	86

55.	GOVERNING LAW	86

56.	JURISDICTION	86

57.	AGENT FOR SERVICE OF PROCESS	86

Schedule 1 Form of Deed of Adherence		191

Schedule 2 Reserved Matters		192

Schedule 3 Fundamental Business Objectives		193

Schedule 4 Treasury Principles		194

Schedule 5 Valuation of the Company’s Group		195

Schedule 6 Net Debt		196

Schedule 7 Settlement of Call/Put Option Price		197

Schedule 8 Tax		198

Schedule 9 Joint Branding Strategy		199

EXECUTION VERSION

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

THIS DEED is made on ___________________

BETWEEN:

1.

Vodafone International Operations Limited, a company incorporated in England and Wales, whose registered office is at Vodafone House, The Connection, Newbury, Berkshire, RG14 2FN, England (with registered number 02797438) (the “Original Vodafone Shareholder”);

2.

Brilliant Design (BVI) Limited, a company incorporated in the British Virgin Islands, whose registered office is at Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands (with company number 384092) (the “Original Hutchison Shareholder”);

3.

Vodafone Group Plc, a company incorporated in England and Wales, whose registered office is at Vodafone House, The Connection, Newbury, Berkshire, RG14 2FN, England (with registered number 01833679) (“Vodafone” or the “Vodafone Guarantor”);

4.

CK Hutchison Group Telecom Holdings Limited, a company incorporated in the Cayman Islands with registered number MC-352731, having its registered office at Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands, and its principal place of business at 48th Floor, Cheung Kong Center, 2 Queen’s Road, Hong Kong (“Hutchison” or the “Hutchison Guarantor”); and

5.

VodafoneThree Holdings Limited, a company incorporated in England and Wales whose registered office is at Vodafone House, The Connection, Newbury, Berkshire, RG14 2FN, England (with registered number 14903490) (the “Company”), each a “Party” and together the “Parties”.

WHEREAS:

(A)

Pursuant to clause 3 (Closing Transactions) of the Contribution Agreement, the Vodafone Shareholder and the Hutchison Shareholder each respectively agreed to combine their respective business in the United Kingdom.

(B)

In connection with the aforementioned business combination, the Vodafone Shareholder and the Hutchison Shareholder have agreed to establish the Company as a joint venture company and to enter into this Deed for the purpose of regulating the management and supervision of the Company, their relationship with each other and certain aspects of the affairs of, and their dealings with, the Company.

(C)

The Vodafone Guarantor has agreed to guarantee the obligations of the Vodafone Shareholder, and the Hutchison Guarantor has agreed to guarantee the obligations of the Hutchison Shareholder, in each case under this Deed.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Deed:

[***]

“Acceptable Bank”

means a bank or financial institution which has a rating for its long-term unsecured and non-credit-enhanced debt obligations of BBB+ or higher by Standard & Poor’s Rating Services or Fitch Ratings Ltd or Baa1 or higher by Moody’s Investor Services Limited or a comparable rating from an internationally recognised credit rating agency;

[***]

[***]

[***]

[***]

[***]

[***]

[***]

	“Adjusted EBITDAaL”	means, in respect of any period, EBITDAaL adjusted by:

(i)

including the EBITDAaL of a member of the Company’s Group (or attributable to a business or assets) acquired during such period for that part of the period prior to it becoming a member of the Company’s Group or (as the case may be) prior to the acquisition of the business or assets; and

(ii)

excluding the EBITDAaL attributable to any member of the Company’s Group (or to any business or assets) disposed of during such period for that part of the period prior to it ceasing to be a member of the Company’s Group or (as

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

the case may be) prior to the disposal of the business or assets;

“Affiliate”	means, in relation to any person (the “relevant person”) at any time during the period for which the determination of affiliation is being made:

(i) any person Controlled (directly or indirectly) by the relevant person;

(ii) any person Controlling (directly or indirectly) the relevant person; or

(iii) any person under common Control (directly or indirectly) with the relevant person;

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[***]

[***]

[***]

“Agreed Fair Market Enterprise Value”	means the enterprise value of the Company’s Group (expressed as a figure in Pounds Sterling) as determined in accordance with clause 19.5;

“Agreed Form”	in relation to any document, means that document in a form agreed by the Shareholders and initialled for the purposes of identification by or on behalf of the Shareholders;

“Annual Accounts”	means, in respect of any Company Accounting Period, the audited consolidated accounts of the Company’s Group produced in accordance with the Company Accounting Policies;

“Annual Lock-up Period”	means, in the fourth full Company Accounting Period following Closing and in each subsequent Company Accounting Period thereafter:

(i) if a Valuation Notice has not been served by a Shareholder during the [***]-day period referred to in clause 19.1, the period from (and including) the first calendar day of that Company Accounting

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Period to (and including) the [***] calendar day of that Company Accounting Period;

(ii)

if a Valuation Notice has been served by a Shareholder during the [***]-day period referred to in clause 19.1, but either: (a) the Valuation Process is deemed to have not completed in that Company Accounting Period pursuant to paragraph 9(C) of Schedule 5; or (b) the Valuation Process is deemed to have completed in that Company Accounting Period pursuant to paragraph 9(A) or 9(B) of Schedule 5, but the Agreed Fair Market Enterprise Value is less than the Fair Market Enterprise Value Threshold, the period from (and including) the first calendar day of that Company Accounting Period to (and including) the [***] calendar day of that Company Accounting Period; and

(iii)

where the Vodafone Shareholder is entitled to exercise the Vodafone Call Option and/or the Hutchison Shareholder is entitled to exercise the Hutchison Put Option, but (as applicable) no valid Vodafone Call Option Notice or valid Hutchison Put Option Notice has been served within [***] calendar days of the Valuation Deadline (or, if applicable, the Extended Valuation Deadline), the period from (and including) the first calendar day of that Company Accounting Period to (and including) the [***] calendar day of that Company Accounting Period;

“Anti-Corruption Laws”

means any anti-bribery and anti-corruption laws, regulations or codes that apply to the Company or its Associated Persons from time to time, including the Bribery Act 2010, the Criminal Finances Act 2017 and the US Foreign and Corrupt Practices Act 1977, but, in each case, only to the extent these apply to the Company and its Associated Persons;

“Applicable Laws”

means: (i) all applicable laws, rules, regulations, ordinances, directives, statutes, authorisations, permits, licences, notices, instructions, decrees, codes, rules of common law, policies and publications issued, administered or enforced by any governmental or regulatory authority, or any judicial or administrative interpretation thereof, including the rules of any stock exchange; and (ii) all judgments or judicial practices of any

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

court and all other legally binding requirements of any governmental authority having jurisdiction with respect to a person;

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[***]

“Articles of Association”	means:

(i) the articles of association of the Company in the Agreed Form and adopted by the Company in accordance with clause 2 (Establishment of the Company Group); or

(ii)

if the articles of association of the Company are amended or replaced in accordance with clause 4 (Reserved Matters), the articles of association of the Company as so amended or replaced from time to time;

“Associated Person”

means, in relation to a body corporate, the members of its Group and the officers, employees and agents of that body corporate and any member of its Group and any subcontractor or other person who performs services for or on behalf of that body corporate or any member of its Group;

[***]

[***]

“B Ordinary Share Subscription Price”	has the meaning given to that term in clause 13.6;

“Big Four Accounting Firms”

means PwC, Deloitte Touche Tohmatsu LLC, Ernst & Young Global Limited and KPMG International Limited (and in each case, as the context requires, each member of their respective Groups and each of their successors from time to time);

“Banks”	has the meaning given to that term in paragraph 1(B) of Schedule 5 (Valuation of the Company’s Group);

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

“Board”	means the board of directors of the Company from time to time;

[***]

[***]

“Budget”	means [***];

“Business”	means the Competing Business and any other ancillary or related activities from time to time, or such other activities as are approved in accordance with clause 4 (Reserved Matters);

“Business Day”	means a day on which commercial banks are open for general business in London and Hong Kong, but excluding a Saturday, Sunday or public holiday in any of London or Hong Kong;

“Business Plan”	means [***];

“Business Plan Model”	means the underlying excel document which supports the information contained in the Business Plan;

[***]

[***]

[***]

“CA 2006”	means the Companies Act 2006, as amended;

“Call/Put Conditions Satisfaction Date”	has the meaning given to that term in clause 20.20;

“Call/Put Longstop Date”	has the meaning given to that term in clause 20.21;

“Call/Put Option Consideration Notice”	has the meaning given to that term in clause 20.8;

“Call/Put Option Price”	means an amount (in Pounds Sterling) which is equal to Hutchison’s Percentage Interest multiplied by an amount equal to the total of the following:

(i) the Agreed Fair Market Enterprise Value; minus

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

(ii) the Completion Net Debt (which may be a positive number or a negative number);

“Capex”

means, with respect to any period, all expenditure incurred during such period by the Company’s Group on purchases of property, plant and equipment and intangible assets, other than licence and spectrum payments and integration capital expenditure;

[***]

[***]

“Cash”	means cash at bank and in hand held for the account of and/or by the Company’s Group [***];

“Cash Balances”	means cash in hand or credited to any account with a financial institution as per the reconciled cash book and cash equivalents [***];

“Cash Consideration Amount”	(i)

unless paragraph (ii) applies, has the meaning given to that term in paragraph 2 of Part A (Determination of Cash Consideration and Non-Cash Consideration) of Schedule 7 (Settlement of Call/Put Option Price); or

(ii)

means, if a Trigger Event is subsisting or occurs during the Vodafone Call Option Pre-Completion Period or the Hutchison Put Option Pre-Completion Period, the amount in cash, in Pounds Sterling, which is equal to the Estimated Call/Put Option Price;

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“CEO”	means the chief executive officer of the Company;

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

“CFO”	means the chief financial officer of the Company;

“Chair”	means the chair of the Board;

“CLNs”	means a Consideration CLN or a PIK CLN;

“Closing”	has the meaning given to that term in the Contribution Agreement;

“Closing Date”	has the meaning given to that term in the Contribution Agreement;

“CMA”	means the Competition and Markets Authority;

“Company Accounting Period”

means, in respect of the Company and each other member of the Company’s Group, the period commencing on 1 April in any year and ending on 31 March in the following year or such other accounting period as may be adopted by the Company and each other member of the Company’s Group in accordance with clause 4 (Reserved Matters) (and, for the purposes of this Deed, any period from the Closing Date until the immediately following 31 March shall not constitute a full Company Accounting Period, unless the Closing Date is 1 April in any year);

“Company Accounting Policies”	means [***];

“Company Cash”

means: (i) the aggregate amount of the Cash Balances held by or on behalf of the Company’s Group; and (ii) any intercompany receivable shareholder loans or financing balances owing by any member of a Shareholder’s Group to any member of the Company’s Group, including any accrued interest thereon;

“Company Debt”

means, with respect to the Company’s Group, on a consolidated basis and without duplication, all means any obligation (whether present or future, secured or unsecured, as principal or surety or otherwise) for the payment or repayment of money for or in respect of money borrowed or raised, by whatever means (including acceptances, bills of exchange, securities and deposits), including any outstanding costs and fees related thereto and (a) including:

(i) all interest and non-interest bearing loans or other financing liabilities or obligations, overdrafts, credit facilities, revolving facilities and any other

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

liabilities in the nature of borrowed money (whether secured or unsecured) but excluding any obligations in respect of leasing arrangements;

(ii) any intercompany payable shareholder loans [***] or financing balances owing by any member of the Company’s Group to any member of a Shareholder’s Group;

(iii) any liability pursuant to the issue bonds, notes, debentures, loan stock or any similar instrument;

(iv)

all obligations under swaps, options, derivatives and other hedging agreements or arrangements in relation to hedging any financial debt of the Company’s Group under paragraphs (i), (ii) or (iii) above, but (b) excluding any lease liabilities, where relevant provided that the costs of these have been taken into account in the determination of the Fair Market Enterprise Value,

in each case, as at the relevant date;

“Company Net Debt”	means the aggregate of the Company Debt less the Company Cash (expressed as a positive number), on a consolidated basis and without duplication;

“Company Sale Exit”	has the meaning given to that term in clause 23.1;

“Company Policies”	means:

(i) the Company Accounting Policies;

(ii)

the other policies of the Vodafone Shareholder’s Group each in the Agreed Form and adopted by each member of the Company’s Group in accordance with clause 2 (Establishment of the Company Group), as amended and/or replaced in accordance with this Deed from time to time; and

(iii)

any additional policies adopted after the date of this Deed by any member of the Company’s Group in accordance with this Deed, as amended and/or replaced in accordance with this Deed from time to time,

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

and “Company Policy” shall be construed accordingly;

“Competing Business”	has the meaning given to that term in clause 37.2;

“Completion Net Debt”	means the Company Net Debt as at the Relevant Time;

“Completion Net Debt Independent Accountant”	has the meaning given to that term in paragraph 5 of Part A (Determination of Completion Net Debt) of Schedule 6 (Completion Net Debt);

“Completion Net Debt Statement”	has the meaning given to that term in paragraph 1 of Part A (Determination of Completion Net Debt) of Schedule 6 (Completion Net Debt);

“Confidential Information”	has the meaning given to that term in clause 41.1; (Confidential Information);

“Consideration CLN”	means an unsecured convertible loan note issued (or to be issued) by Vodafone [***];

“Consideration CLNs Amount”

has the meaning given to that term in: (i) as applicable, paragraphs 3(B) or 4(B) of Part A (Determination of Cash Consideration and Non-Cash Consideration) of Schedule 7 (Settlement of Call/Put Option Price); or (ii) if clause 20.23 applies, paragraph 3 of Part B (Determination of Adjusted Non-Cash Consideration prior to Call/Put Completion) of Schedule 7 (Settlement of Call/Put Option Price);

“Consideration CLN Share”	means [***], and pursuant to the terms of, the Consideration CLNs or any PIK CLNs;

“Consideration CLN Share Reference Price”	means [***];

“Consideration Share”

means a Vodafone Share issued (or to be issued) by Vodafone under and pursuant to the terms of the Vodafone Call Option Transaction or the Hutchison Put Option Transaction, as applicable, and for the avoidance of doubt, excluding any Consideration CLN Share;

“Consideration Shares Amount”

has the meaning given to that term in: (i) as applicable, paragraphs 3(A) or 4(A) of Part A (Determination of Cash Consideration and Non-Cash Consideration) of Schedule 7 (Settlement of Call/Put Option Price); or (ii) if clause 20.23 applies, paragraph 2 of Part B (Determination of Adjusted Non-Cash Consideration prior to Call/Put

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Completion) of Schedule 7 (Settlement of Call/Put Option Price);

“Consideration Share Reference Price”	means [***];

“Consolidated Operating Profit”

means, in respect of any period, the profit of the Company’s Group as determined from the consolidated financial statements of the Company prepared in accordance with the Company Accounting Policies for that period, before taking into account income tax, financing costs, and investment income (or similarly titled financial statement line items);

“Consumer Director”	means the consumer director of the Company;

“Consumer Operations Director”	means the Consumer Operations Director of the Company;

“Continuing Hutchison Put Option Notice”	has the meaning given to that term in clause 20.17(B)(iii);

“Contribution Agreement”

means the agreement between the Hutchison Shareholder, Hutchison, Vodafone International Operations Limited, Vodafone and the Company entered into on 14 June 2023 (as amended, restated, novated or supplemented from time to time);

“Control”	means, in relation to a person, the right of another person to, directly or indirectly:

(i) exercise a majority of the total voting rights conferred by all the issued shares in the capital of that person which are ordinarily exercisable in a general meeting;

(ii) appoint or remove a majority of the directors on that person’s board of directors; or

(iii) direct or cause the direction of the conduct of that person,

whether by exercise of contractual rights, ownership of shares or otherwise (and “Controlled”, “Controlling” and “under common Control” shall be construed accordingly);

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

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“Corporate Affairs & Sustainability Director”	means the corporate affairs & sustainability director of the Company;

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“CREST”

means the system for the paperless settlement of trades in securities and the holding of uncertificated securities operated by Euroclear UK & International Limited (a company incorporated in England and Wales with registered number 02878738) in accordance with the Uncertificated Securities Regulations 2001 (SI 2001/3755), as amended from time to time;

[***]

“Deadlock”	has the meaning given to that term in clause 11.1;

“Deadlock Matter”	has the meaning given to that term in clause 11.1;

“Deadlock Notice”	has the meaning given to that term in clause 11.2;

“Debt Commitment Letter”	means the side letter relating to certain funding commitments executed by the Parties on 12 September 2024;

“Deed of Adherence”	means a deed of adherence to this Deed in the form set out in Schedule 1 (Form of Deed of Adherence);

“Default Dispute Notice”	has the meaning given in clause 27.4;

“Default Notice”	has the meaning given in clause 27.3;

“Default Period”	has the meaning given in clause 27.8;

“Defaulting Shareholder”	has the meaning given in clause 27.1;

“Directors”	means the directors of the Company from time to time;

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

“Dispose”	means:

	(i)	in relation to any Share or other security issued by the Company (or any interest in any Share or other security issued by the Company), to directly:

		(a)	sell, convey, assign, transfer or otherwise dispose of it;

		(b)	create or permit to subsist any pledge, charge, mortgage, lien or other security interest or encumbrance in or over it;

		(c)	create any trust or confer any right, option or interest in or over it;

(d)

create, or permit to subsist (other than under this Deed), any agreement, arrangement or understanding in respect of the votes, any economic rights (including the right to receive dividends, interest or other distribution) or other rights attached to it;

		(e)	renounce or assign any right to subscribe for or receive; and

		(f)	agree to do any of the forgoing; and

(ii)

in relation to any Share or other security issued by the Company (or any interest in any Share or other security issued by the Company), to indirectly sell, convey, assign, transfer or otherwise dispose of it by selling, conveying, assigning, transferring or otherwise disposing of any share or other security (or any right or interest in any share or security), in each case, issued by:

		(a)	any Shareholder; or

		(b)	any Indirect Holder,

and “Disposal”, “Dispose of” and “Disposed of” shall be construed accordingly;

“Disrupted Day”	means any scheduled Exchange Business Day, on which a Vodafone broker appointed to make a Market Sale of a Market Sale Share, declares (in accordance with its broker

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

engagement letter) that trading is disrupted due to one or more of the following:

(i)

a Relevant Venue fails to open for trading during all or part of its regular trading session or closes prior to its scheduled closing time, which, in either case, that Vodafone broker determines is material; or

(ii) there is a disruption in trading on a Relevant Venue, whether in the Vodafone Shares or in general, which, in either case, that Vodafone broker determines is material;

“Distribution Policy”	has the meaning given to that term in clause 15.1;

“Draft Budget”	has the meaning given to that term in clause 10.3(C);

“Draft Business Plan”	has the meaning given to that term in clause 10.3;

“Draft Merger Integration Plan”	has the meaning given to that term in clause 10.3(D);

“Draft (Short-Term) Merger Integration Plan”	has the meaning given to that term in clause 10.3(D);

[***]

“EBITDAaL”

means, in respect of any period, the Consolidated Operating Profit of the Company’s Group for that period after depreciation on lease-related right of use assets and interest on leases but excluding depreciation, amortisation and any gains or losses on the disposal of owned assets and excluding any share of results of equity accounted associates and joint ventures, impairment losses, restructuring costs arising from discrete restructuring plans, other income and expense and adjusted by excluding any exceptional, one-off or non-recurring items;

“Election Notice”	has the meaning given to that term in clause 20.17;

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CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

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“Encumbrance”

means any claim, charge, mortgage, lien, option, equity, pledge, power of sale, hypothecation, retention of title, right of pre-emption, right of first refusal or other third party right or security interest of any kind or an agreement, arrangement or obligation to create any of the foregoing;

[***]

“Enterprise Director”	means the enterprise director of the Company;

[***]

[***]

“Estimated Call/Put Option Price”	means an amount (in Pounds Sterling) which is equal to Hutchison’s Percentage Interest multiplied by an amount equal to the total of the following:

(i) the Agreed Fair Market Enterprise Value; minus

(ii) the Estimated Completion Net Debt (which may be a positive number or negative number),

provided that such amount shall be deemed to be zero if such calculation results in an amount which is less than zero,

[***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

[***]

“Events of Default”	has the meaning given to that term in clause 27.1;

“Exchange Business Day”

means any date on which a Relevant Venue is open for trading during its regular trading session, notwithstanding the Relevant Venue closing prior to its scheduled closing time on such day (without regard to after hours or any other trading outside of the regular trading session hours);

“Excess Value”	has the meaning given to that term in, as the context requires, paragraphs 14(B)(i), 14(B)(ii) or 14(B)(iii) of Part A (Determination of Completion Net Debt) of Schedule 6 (Completion Net Debt);

[***]

means all Consideration Shares or Consideration CLN Shares that were issued to the Hutchison Shareholder which: (i) remain held by the Hutchison Shareholder (or any other member of the Hutchison Shareholder’s Group); and (ii) were issued to the Hutchison Shareholder more than [***] calendar days (excluding any calendar days that are Prohibited Period Days or Disrupted Days) before the date on which the Trigger Event has occurred;

“Executive Management”

means the CEO, the CFO, the Consumer Director, the Enterprise Director, the IT Director, the Networks Director, the Regulatory, Government Affairs Director & Company Secretary, the HR Director, the Corporate Affairs & Sustainability Director, the Strategy & Portfolio Director, the Legal, Security, Compliance & Risk Director, the Consumer Operations Director and such other individuals appointed by the CEO as members of the executive management pursuant to clause 6 (Executive Management) from time to time (and “member of the Executive Management” and “Executive Management member” shall be construed accordingly);

“Exit Notice”	has the meaning given to that term in clause 23.1(A);

[***]

[***]

[***]

[***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

“Fair Market Enterprise Value”	has the meaning given to that term in paragraph 7 of Schedule 5 (Valuation of the Company’s Group);

“Fair Market Enterprise Value Threshold”	means:

(i)  in relation to the Vodafone Call Option and the Vodafone Shareholder’s right to deliver a Vodafone Call Option Notice, in the fourth full Company Accounting Period and each Company Accounting Period thereafter, the amount of £16,500,000,000; and

(ii)   in relation to the Hutchison Put Option and the Hutchison Shareholder’s right to deliver a Hutchison Put Option Notice: (a) in the fourth, fifth, sixth or seventh full Company Accounting Period following Closing, the amount of £16,500,000,000; and (b) in the eighth full Company Accounting Period following Closing, and each subsequent Company Accounting Period thereafter, there shall be no “Fair Market Enterprise Value Threshold” for the purposes of the Hutchison Put Option and the Hutchison Shareholder’s right to deliver a Hutchison Put Option Notice under this Deed;

“FCA” or “Financial Conduct Authority”	means the Financial Conduct Authority of the United Kingdom and any successor or replacement body from time to time (as the context may require);

[***]

“Financial Quarter End Date”	means each of 30 June, 30 September, 31 December and 31 March in each Company Accounting Period;

[***]

“First Deadlock Resolution Period”	has the meaning given to that term in clause 11.3;

“First Hutchison Call Option”	has the meaning given to that term in clause 21.1;

“First Hutchison Call Option Completion”	has the meaning given to that term in clause 21.9;

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

“First Hutchison Call Option Completion Date”	has the meaning given to that term in clause 21.11;

“First Hutchison Call Option Conditions”	has the meaning given to that term in clause 21.6;

“First Hutchison Call Option Conditions Satisfaction Date”	has the meaning given to that term in clause 21.9;

“First Hutchison Call Option Estimated Price”	means an amount (in Pounds Sterling) which is equal to Vodafone’s Percentage Interest multiplied by an amount equal to the total of the following:

(i) the Agreed Fair Market Enterprise Value; minus

(ii) the Estimated Completion Net Debt (which may be a positive number or negative number);

“First Hutchison Call Option Longstop Date”	means the date falling [***] months from the date of a valid First Hutchison Call Option Notice (under which a First Hutchison Call Option process is subsisting under this Deed);

“First Hutchison Call Option Notice”	has the meaning given to that term in clause 21.2;

“First Hutchison Call Option Notice Date”	has the meaning given to that term in clause 21.2;

“First Hutchison Call Option Period”	has the meaning given to that term in clause 21.2;

“First Hutchison Call Option Price”	means an amount (in Pounds Sterling) which is equal to Vodafone’s Percentage Interest multiplied by an amount equal to the total of the following:

(i) the Agreed Fair Market Enterprise Value; minus

(ii) the Completion Net Debt (which may be a positive number or negative number);

“First Hutchison Call Option Transaction”	means the sale (by the Vodafone Shareholder) and purchase (by the Hutchison Shareholder) of all of the Vodafone Shareholder’s Shares pursuant to the First Hutchison Call Option;

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

“First Hutchison Call Option Trigger Event”	has the meaning given to that term in clause 20.17(B);

[***]

[***]

[***]

“FSMA”	means the Financial Services and Markets Act 2000;

“Fundamental Business Objectives”	has the meaning given to that term in Schedule 3 (Fundamental Business Objectives);

[***]

[***]

[***]

[***]

“Gross Debt”

means, on any date, any non-current borrowings and current borrowings (including amounts owing under any Shareholder Loans), but excluding any lease liabilities and collateral liabilities, in each case as at that date;

“Group”	means, in relation to any body corporate, that body corporate and its Affiliates from time to time, provided that for the purposes of this Deed:

(i) the Company and any person Controlled by the Company (whether directly or indirectly) shall not be included in the Group of a Shareholder;

(ii) no Shareholder or any other member of a Shareholder’s Group shall be included in the Company’s Group; and

(iii)   no direct or indirect holder of any share or other security (or any right or interest in any share or other security) in the Ultimate Parent of a Shareholder, and no person Controlled by such direct or indirect holder that is not also Controlled by the Ultimate Parent of that Shareholder, shall be included in a Shareholder’s Group;

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

and a “Group member” or “member of a Group” (and other cognate expressions) shall be construed accordingly;

[***]

[***]

[***]

[***]

“HR Director”	means the HR director of the Company;

“Hutchison Bank”	has the meaning given to that term in paragraph 1(A) of Schedule 5 (Valuation of the Company’s Group);

“Hutchison Director”	means a Director appointed by the Hutchison Shareholder pursuant to clause 5.1 and unless otherwise stated includes the duly appointed alternate of such Director;

[***]

[***]

“Hutchison Indirect Holder”

means any person in the Hutchison Shareholder’s Group, in the chain of persons between the Ultimate Parent of the Hutchison Shareholder and the Hutchison Shareholder, through which the Ultimate Parent of the Hutchison Shareholder Controls, and which itself also Controls, the Hutchison Shareholder (excluding the Ultimate Parent of the Hutchison Shareholder);

“Hutchison Lender”	means Hutchison or any other member of the Hutchison Shareholder’s Group which provides funding to the Company or a member of the Company’s Group pursuant to a Shareholder Loan from time to time;

“Hutchison Put Option”	has the meaning given to that term in clause 20.3;

“Hutchison Put Option Completion”	has the meaning given to that term in clause 20.20;

“Hutchison Put Option Completion Date”	has the meaning given to that term in clause 20.22;

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

“Hutchison Put Option Conditions”	has the meaning given to that term in clause 20.10;

“Hutchison Put Option Notice”	has the meaning given to that term in clause 20.4;

“Hutchison Put Option Notice Date”	has the meaning given to that term in clause 20.4;

“Hutchison Put Option Pre- Completion Period”	has the meaning given to that term in clause 20.16;

“Hutchison Put Option Transaction”	means the sale (by the Hutchison Shareholder) and purchase (by the Vodafone Shareholder) of all of the Hutchison Shareholder’s Shares pursuant to the Hutchison Put Option;

“Hutchison Put Option Regulatory Conditions”	means the conditions to Hutchison Put Option Completion in clauses 20.10(A), 20.10(B) and 20.10(E);

[***]

[***]

“Hutchison Shareholder”	means, together:

(i) the Original Hutchison Shareholder;

(ii) each member of the Hutchison Shareholder’s Group which has subscribed for any Share(s) in accordance with clause 13 (Funding and Cash Management); and

(iii) each Permitted Transferee within the Hutchison Shareholder’s Group to whom any Share(s) has/have been transferred in accordance with clause 17 (Permitted Transfers),

in each case, for so long as they remain a Shareholder;

“Hutchison Valuation Condition”	has the meaning given to that term in clause 20.3;

“IFRS”	means International Financial Reporting Standards (including international accounting standards, international financial reporting standards and

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

interpretations of such standards) adopted for use in the United Kingdom;

“Indirect Holder”	means a Vodafone Indirect Holder and/or a Hutchison Indirect Holder, as the context requires;

“Ineligible Director”

means: (i) any person who is not an individual; (ii) any person who would, if appointed, cease to be a Director by reason of the Articles of Association; (iii) any current member of the Executive Management; or (iv) an officer or director of a person who is a Prohibited Person;

[***]

[***]

“Initial Hutchison Shareholder Percentage Interest”	means the Percentage Interest held by the Hutchison Shareholder as set out in clause 2.1;

“Initial Lock-up Period”	means the period from (and including) the Closing Date to (and including) the end of the third full Company Accounting Period following Closing;

[***]

[***]

[***]

[***]

“Initial Vodafone Shareholder Percentage Interest”	means the Percentage Interest held by the Vodafone Shareholder as set out in clause 2.1;

“Insolvency Event”	means, in relation to a person:

(i) that person being declared bankrupt by a government agency or court with the authority to do so;

(ii) that person stating that it is unable to pay all its debts as and when they become due and payable;

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

(iii) an order being made or a resolution being passed for the winding-up, dissolution or liquidation of that person;

(iv) an administrator, receiver, administrative receiver or trustee in bankruptcy being appointed in relation to that person or all or substantially all of its assets;

(v) that person entering into a composition or arrangement with its creditors, or any class of them, including a company voluntary arrangement or a deed of arrangement; or

(vi) that person entering into any procedure analogous under the laws of any jurisdiction to the procedures set out above,

excluding in all cases where such actions are taken for the purpose of a solvent amalgamation or reconstruction;

“Impact Analysis”	has the meaning given to that term in clause 10.12(B);

“IoT Services”	means any connectivity or ancillary service which involves a communication of data between a device and one or more preconfigured remote applications;

[***]

[***]

“IT Director”	means the IT director of the Company;

“Joint Brand Strategy”

[***]

“Legal, Security, Compliance & Risk Director”	means the legal, security, compliance & risk director of the Company;

“Leverage Ratio”	means, in relation to a date, the ratio of:

(i) Net Financial Debt, as at such date; to

(ii) the Adjusted EBITDAaL for the 12-month period ending on such date (or, where such date is not a

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

calendar month end, the previous calendar month end prior to such date);

[***]

[***]

[***]

[***]

[***]

[***]

“Mandatory Offer Obligation”	means an obligation to make a mandatory offer for Vodafone under Rule 9 (as may be amended or updated from time to time) of the UK Takeover Code;

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

“Maturity Date”	has the meaning given to that term in any Shareholder Loan Agreement (as the context requires);

[***]

[***]

[***]

“Networks Director”	means the networks director of the Company;

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

“Non-Cash Consideration”	means Consideration Shares and/or the Consideration CLNs (as the context requires);

“Non-Cash Consideration Amount”	has the meaning given to that term in paragraph 2 of Part A (Determination of Cash Consideration and Non-Cash Consideration) of Schedule 7 (Settlement of Call/Put Option Price);

“Non-Core Company Policy”	means any Company Policy other than the [***];

“Non-Defaulting Shareholder”	has the meaning given in clause 27.8;

[***]

“Non-Selling Shareholder”	has the meaning given to that term in clause 23.1(A);

“Official List”	means the official list of the FCA;

“Operations Review Committee”	has the meaning given to that term in clause 9.1;

“Operations Review Meeting”	has the meaning given to that term in clause 9.1;

“OTT Services”	means over-the-top media services offered directly via the internet;

“Overriding Objective”	has the meaning given to that term in clause 3.2;

“Percentage Interest”

in respect of any Shareholder, means X/Y expressed as a percentage, where X equals the number of Shares held by such Shareholder and Y equals the total number of Shares in issue (it being acknowledged that, immediately after Closing, the Percentage Interest in respect of the Original Vodafone Shareholder will be 51.00 per cent. and the Percentage Interest in respect of the Original Hutchison Shareholder will be 49.00 per cent.);

[***]

[***]

“Permitted Transferee”	has the meaning given to that term in clause 17.1;

“Person”	means any individual, company, firm, general or limited partnership, joint venture, corporation, body corporate,

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

proprietorship, association, trust, or governmental body, agency or institution of a government, or any other organisation or entity, public or private;

[***]

[***]

[***]

[***]

“PIK CLNs”	means any payment-in-kind unsecured convertible loan notes issued by Vodafone [***];

“Pounds Sterling”	means the lawful currency of the United Kingdom from time to time;

“Pre-contractual Statement”	has the meaning given to that term in clause 46.4;

“Pricing Proposal”	has the meaning given to that term in paragraph 5 of Part B (Third Party Financing) of Schedule 4 (Treasury Principles);

“Principal Shareholder”	has the meaning given to that term in clause 17.2;

“Products and Services”	has the meaning given to that term in [***];

“Prohibited Period”

means: (i) any “closed period” referred to in Article 19(11) of UK MAR (as interpreted in accordance with any guidance issued by the FCA); (ii) any period in which Vodafone is in possession of inside information (as defined in UK MAR); and (iii) any other period in which Vodafone is prohibited from selling (or facilitating the sale of) Vodafone Shares under Applicable Laws;

“Prohibited Period Days”	means the number of calendar days in any Prohibited Period;

“Prohibited Person”	means those persons listed in clauses 28.1(A) and 28.1(B);

[***]

“Proposed Capex”	means [***];

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

[***]

“Proposed EBITDAaL”

means, in relation to any EBITDAaL amount for any Company Accounting Period, that EBITDAaL amount as set out in (as the context requires) the most recent Draft Business Plan, or amendments or modifications to the current Business Plan, in each case, submitted to the Board for approval in accordance with clause 10 (Business Plans) and, if applicable, clause 11 (Deadlock Resolution);

“Proposed Revenue”

means, in relation to any Revenue amount for any Company Accounting Period, that Revenue amount as set out in (as the context requires) the most recent Draft Business Plan, or amendments or modifications to the current Business Plan, in each case, submitted to the Board for approval in accordance with clause 10 (Business Plans) and, if applicable, clause 11 (Deadlock Resolution);

“Put Repurchase/Repayment Extension Notice”	has the meaning given to that term in clause 22.6(A);

“Put Repurchase/Repayment Notice”	has the meaning given to that term in clause 22.4;

“PwC”	means PricewaterhouseCoopers International Limited (and, as the context requires, each member of its respective Group and its successors from time to time);

“Quarterly Accounting Period”	means each of:

(i) the period commencing on 1 April in any year and ending on 30 June in the same year;

(ii) the period commencing on 1 July in any year and ending on 30 September in the same year;

(iii) the period commencing on 1 October in any year and ending on 31 December in the same year; and

(iv) the period commencing on 1 January in any year and ending on 31 March in the same year,

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

or such other quarterly accounting period as may be adopted by the Company and each other member of the Company’s Group in accordance with clause 4 (Reserved Matters);

“Quarterly Financial Statements”	has the meaning given to that term in clause 12.9(B);

“Recognised Stock Exchange”

means the London Stock Exchange’s main market for listed securities, a New York-based stock exchange or any other recognised regulated market or other regulated investment exchange (including any recognised overseas investment exchange or similar) in any jurisdiction as recognised by the FCA;

“Regulatory, Government Affairs Director & Company Secretary”	means the regulatory, government affairs director & secretary of the Company, being one person;

[***]

[***]

[***]

“Relevant Accounting Policy Change”

means any change in the Company Accounting Policies which was necessitated by a change in the IFRS accounting policies (or a corresponding change in the Vodafone Accounting Policies necessitated by such change in the IFRS accounting policies);

“Relevant Applicable Laws Change”	means any change in Applicable Laws;

“Relevant Capacity”

means for its own account or for that of any person, firm or company (other than any member of the Company’s Group) and whether through the medium of any company controlled by it or as principal, partner, director, employee, consultant or agent;

[***]

[***]

[***]

[***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

[***]

[***]

“Relevant Notice”	has the meaning given to that term in clause 18.1;

“Relevant Period”	means each period of twelve months ending on a Financial Quarter End Date;

“Relevant Time”	means the time immediately prior to (as applicable):

(i) in relation to the Vodafone Call Option Transaction, Vodafone Call Option Completion on the Vodafone Call Option Completion Date;

(ii) in relation to the Hutchison Put Option Transaction, Hutchison Put Option Completion on the Hutchison Put Option Completion Date;

(iii) in relation to the First Hutchison Call Option Transaction, First Hutchison Call Option Completion on the First Hutchison Call Option Completion Date; and

(iv) in relation to the Second Hutchison Call Option Transaction, Second Hutchison Call Option Completion on the Second Hutchison Call Option Completion Date;

“Relevant Venue”	means any Recognised Stock Exchange on which the Vodafone Shares are trading;

“Relief”

means any loss, allowance, credit, relief, deduction or set- off in respect of, or taken into account (or capable of being taken into account) in the calculation of a liability to, Tax, or any right to a repayment of Tax;

“Remaining Provisions”

means clauses 44 (Language) to 49 (Remedies and Waivers) and clause 55 (Governing Law) and clause 57 (Agent for Service of Process) and any provisions of this Deed which are expressly stated to continue without limit in time;

“Remaining Vodafone Securities”	has the meaning given to that term in clause 32.1;

“Remuneration Committee”	has the meaning given to that term in clause 5.13;

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

“Repurchase/Repayment Grace Period”	has the meaning given to that term in clause 22.6;

“Requisite Approval”

means, as the context requires, the Requisite Approval of the Vodafone Directors, the Requisite Approval of the Hutchison Directors, the Requisite Approval of the Directors, the Requisite Approval of the Vodafone Shareholder, the Requisite Approval of the Hutchison Shareholder or the Requisite Approval of the Shareholders;

“Requisite Approval of the Directors”	means, where a Shareholder has not delivered a notice to the Company pursuant to clause 4.2 or clause 4.4 does not apply:

(i)  the approval of three Vodafone Directors (or the approval representing the votes of three Vodafone Directors in favour of the relevant decision) (the “Requisite Approval of the Vodafone Directors”); and

(ii)   the approval of three Hutchison Directors (or the approval representing the votes of three Hutchison Directors in favour of the relevant decision) (the “Requisite Approval of the Hutchison Directors”),

in each case, on a specific and separate resolution of the Board in relation to the relevant Reserved Matter either: (a) at a meeting of the Board duly convened in accordance with clause 7 (Proceedings of the Board and the Board Committees); or (b) by means of a resolution in writing passed in accordance with clause 7 (Proceedings of the Board and the Board Committees);

“Requisite Approval of the Shareholders”	means, where a Shareholder has delivered a notice to the Company pursuant to clause 4.2 or clause 4.4 applies:

(i) the approval of the Vodafone Shareholder (the “Requisite Approval of the Vodafone Shareholder”); and

(ii) the approval of the Hutchison Shareholder (the “Requisite Approval of the Hutchison Shareholder”),

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

in each case, given in general meeting of the Company or by way of written resolution of the Company signed by both Shareholders;

“Reserved Matters”	means each of the matters set out in Schedule 2 (Reserved Matters);

“Revenue”

means, in respect of any period, the total of all revenue related to the provision of ongoing services to the Company’s Group’s consumer and enterprise customers, together with roaming revenue, revenue from incoming and outgoing network usage by non-Company’s Group customers and interconnect charges for incoming calls;

“Roaming Services”

means the business of providing roaming services (and/or any related services) to mobile network operators, mobile virtual network operators, resellers and/or other providers, including services to allow users to roam outside of the Territory, and to allow users situated outside of the Territory to roam within the Territory;

“ROFO Price”	has the meaning given to that term in clause 23.2;

“ROFO Response Notice”	has the meaning given to that term in clause 23.3;

“ROFO Response Period”	has the meaning given to that term in clause 23.3;

“ROFO Terms”	has the meaning given to that term in clause 23.2;

“Sanctioned Person”

means any Person that is, or is owned by or controlled by (as such terms are interpreted in accordance with relevant Sanctions Law and any associated guidance produced by any Sanctions Authority in connection with the same from time to time) one or more Persons that is:

(i) listed on any Sanctions List;

(ii)   domiciled, permanently resident, incorporated or organised under the laws of any country or territory that is the target of comprehensive country-wide or territory-wide sanctions pursuant to relevant Sanctions Law (including, but not limited to, Cuba, Iran, North Korea, Syria, Crimea, Donetsk and Luhansk); or

(iii) domiciled, permanently resident, incorporated or

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

organised under the laws of Russia, or any non- Ukrainian government controlled areas of Russia, Kherson, Zaporizhzhia,

in each case, for such time as they are subject to Sanctions Laws;

“Sanctions Authority”	means any legislative, regulatory, judicial, enforcement or executive body, agency or authority of:

(i) the United Kingdom;

(ii) the United States (including the Office of Foreign Assets Control of the U.S. Treasury Department, the U.S. State Department and the U.S Department of Commerce);

(iii) the United Nations Security Council or any United Nations Security Council Sanctions Committee; or

(iv) the European Union (or any member state of the European Union);

“Sanctions Law”	means the economic, financial and trade sanctions laws, regulations and/or orders administered, enacted or enforced from time to time by any Sanctions Authority;

“Sanctions List”

means any published list or other published public announcement, designation or identification of persons targeted under Sanctions Law prepared by any Sanctions Authority, including: (i) the “Consolidated List of Financial Sanctions Targets in the UK” issued by the Office of Financial Sanctions Implementation, His Majesty’s Treasury; (ii) the “Specially Designated Nationals and Blocked Persons” list maintained by the Office of Foreign Assets Control of the United States Department of the Treasury; and (iii) the Consolidated List of Persons, Groups and Entities subject to EU Financial Sanctions maintained by the European Commission;

“SEC”	means the US Securities and Exchange Commission;

“Secondary Shareholder”	has the meaning given to that term in clause 17.2;

“Second Deadlock Resolution Period”	has the meaning given to that term in clause 11.4;

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

“Second Hutchison Call Option”	has the meaning given to that term in clause 22.1;

“Second Hutchison Call Option Completion”	has the meaning given to that term in clause 22.12;

“Second Hutchison Call Option Completion Date”	has the meaning given to that term in clause 22.14;

“Second Hutchison Call Option Conditions”	has the meaning given to that term in clause 22.9;

“Second Hutchison Call Option Conditions Satisfaction Date”	has the meaning given to that term in clause 22.12;

“Second Hutchison Call Option Estimated Price”	means an amount (in Pounds Sterling) which is equal to:

(i) the Agreed Fair Market Enterprise Value; minus

(ii) the Estimated Completion Net Debt (which may be a positive number or negative number);

“Second Hutchison Call Option Longstop Date”	means the date falling [***] from the date of a valid Second Hutchison Call Option Notice (pursuant to which a Second Hutchison Call Option process is subsisting under this Deed);

“Second Hutchison Call Option Notice”	has the meaning given to that term in clause 22.2;

“Second Hutchison Call Option Price”	means an amount (in Pounds Sterling) which is equal to:

(i) the Agreed Fair Market Enterprise Value; minus

(ii) the Completion Net Debt (which may be a positive number or negative number);

“Second Hutchison Call Option Transaction”

means the sale (by the Vodafone Shareholder) and purchase (by the Hutchison Shareholder) of all of the Vodafone Shareholder’s Shares (including all of such Shares which were previously owned by the Hutchison Shareholder);

“Second Hutchison Call Option Trigger Event”	has the meaning given to that term in clause 20.27;

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

[***]

[***]

“Selling Shareholder”	has the meaning given to that term in clause 23.1;

[***]

[***]

means a loan advanced by a Vodafone Lender or a Hutchison Lender to the Company or any other member of the Company’s Group (as borrower) pursuant to the terms of the applicable Shareholder Loan Agreement and, in each case, as permitted pursuant to this Deed, [***];

[***]

means an agreement in relation to a Shareholder Loan between: (i) a Vodafone Lender or a Hutchison Lender; and (ii) the Company or any other member of the Company’s Group (as borrower) in substantially the Agreed Form subject to the principles set out in Part A (Shareholder Loan Agreements) of Schedule 4 (Treasury Principles);

“Shareholders”	means:

(i) the Vodafone Shareholder;

(ii) the Hutchison Shareholder; or

(iii)   any Third Party Acquirer directly acquiring a Share or Shares from time to time and who adheres to this Deed pursuant to clause 33 (Deed of Adherence and Other Matters), in each case, for so long as it holds Shares;

“Shares”	means [***];

“Shares Makewhole Value”	has the meaning given to that term in clause 31.7;

[***]

“Shortfall Value”	has the meaning given to that term in, as the context requires, paragraphs 13(A)(i), 13(A)(ii) or 13(A)(iii) of Part A (Determination of Completion Net Debt) of Schedule 6 (Completion Net Debt);

“Standards”	means the admission and disclosure standards made by the London Stock Exchange and published in its

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

publication entitled “Admission and Disclosure Standards”, as amended from time to time;

[***]

“Strategy & Portfolio Director”	means the strategy & portfolio director of the Company;

“Suspension Notice”	has the meaning given to that term in the Articles of Association;

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

“Target Leverage Ratio”	has the meaning given to that term in clause 14.2;

“Tax”

means all taxes, levies, duties and imposts and any charges, deductions or withholdings in the nature of tax, including social security contributions, taxes on gross or net income, profits or gains, sales, transfer, ownership, value added and personal property, together with all penalties, charges and interest relating to any of them or to any failure to file any return required for the purposes of any of them or to any incorrect return for any of them, regardless of whether any such taxes, levies, duties, imposts, charges, deductions, withholdings, penalties and interest are chargeable directly or primarily against or attributable directly or primarily to the relevant person or any other person and of whether any amount in respect of any of them is recoverable from any other person;

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

“Tax Authority”	means any authority responsible for the collection or management of any Tax;

“Territory”	means the United Kingdom (as comprised at the date of this Deed);

“THUS Scheme”	means the THUS Group PLC Pension Scheme [***];

“Third Party”	means any person that is not a member of a Shareholder’s Group or acting at the direction of a Shareholder and/or a member of that Shareholder’s Group;

[***]

“Third Party Gross Debt”

means any Gross Debt of the Company or a member of the Company’s Group which is provided by a Third Party in accordance with the principles set out in Part B (Third Party Financing) of Schedule 4 (Treasury Principles) and which is permitted to be incurred under the terms of this Deed;

[***]

“Three UK Employees”	has the meaning given to that term in the Contribution Agreement;

“Three UK Group”	has the meaning given to that term in the Contribution Agreement;

“Transaction”	means the transactions contemplated by the Contribution Agreement and this Deed;

“Transaction Documents”	has the meaning given to that term in the Contribution Agreement;

“Trigger Event”	means circumstances where:

(i)  any of: (a) the credit rating of Vodafone assigned by Moody’s Investors Services Limited falls below Baa3; or (b) the credit rating of Vodafone assigned by S&P Ratings Services falls below BBB-; or

(ii) the Vodafone Shares: (a) cease to have a primary listing on the Official List maintained by the FCA or cease to be admitted to trading on the London Stock Exchange’s main market for listed

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

securities; or (b) cease to have a secondary listing on a Recognised Stock Exchange;

“UK Finance”

means UK Finance Limited, a private limited company having its registered office at 1 Angel Court, London EC2R 7HJ (with registered number 102520295), being the trade association for the banking and financial services sector in the United Kingdom (or any of its successors from time to time);

“UK Listing Rules”	means the Listing Rules made by the FCA pursuant to section 73A of the FSMA;

“UK MAR”

means the UK version of the Regulation (EU) No 596/2014 of the European Parliament and Council of 16 April 2014 on market abuse, which forms part of UK law by virtue of the European Union (Withdrawal) Act 2018 (as amended);

“UK Takeover Code”	means the City Code on Takeovers and Mergers (as may be amended or updated from time to time);

“Ultimate Parent”	means, as at the date of this Deed:

(i) in the case of the Vodafone Shareholder, Vodafone; and

(ii) in the case of the Hutchison Shareholder, Hutchison;

or, following the date of this Deed, in circumstances where Vodafone no longer Controls the Vodafone Shareholder or Hutchison no longer Controls the Hutchison Shareholder (as the case may be), then, in relation to that Shareholder (as applicable), the person (if any) which is not itself subject to Control but which has Control of that Shareholder, either directly or through a chain of persons each of which has Control over the next person in the chain;

“Unsuitable CEO”	means [***];

“Unsuitable CFO”	means [***];

“Upstream Hutchison Securities”	has the meaning given to that term in clause 25.1(B);

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

“Upstream Vodafone Securities”	has the meaning given to that term in clause 25.1(A);

“Valuation Deadline”	has the meaning given to that term in paragraph 9 of Schedule 5 (Valuation of the Company’s Group);

“Valuation Notice”	has the meaning given to that term in clause 19.1;

“Valuation Notice Date”	has the meaning given to that term in clause 19.1;

“Valuation Process”	has the meaning given to that term in Schedule 5 (Valuation of the Company’s Group);

“VAT”	means:

(i) any Tax imposed in compliance with the council directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112); and

(ii) to the extent not included in paragraph (i) above, any value added tax imposed by the Value Added Tax Act 1994 and legislation and regulations supplemental thereto; and

(iii)   any other Tax of a similar nature to the Taxes referred to in paragraph (i) or paragraph (ii) above, whether imposed in a member state of the European Union in substitution for, or levied in addition to, the Taxes referred to in paragraph (i) or paragraph (ii) above, or imposed elsewhere but excluding any duties, levies or similar charges;

“VGPS”	means the Vodafone Group Pension Scheme [***];

[***]

“Vodafone Accounting Policies”	means the IFRS accounting policies, practices and procedures as applied by the Vodafone Shareholder’s Group (as amended or replaced by the Vodafone Shareholder’s Group from time to time);

[***]

“Vodafone Articles of Association”	means the articles of association of Vodafone from time to time;

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

“Vodafone Bank”	has the meaning given to that term in paragraph 1(A) of Schedule 5 (Valuation of the Company’s Group);

[***]

“Vodafone Call Option”	has the meaning given to that term in clause 20.1;

“Vodafone Call Option Completion”	has the meaning given to that term in clause 20.20;

“Vodafone Call Option Completion Date”	has the meaning given to that term in clause 20.22;

“Vodafone Call Option Conditions”	has the meaning given to that term in clause 20.9;

“Vodafone Call Option Notice”	has the meaning given to that term in clause 20.2;

“Vodafone Call Option Notice Date”	has the meaning given to that term in clause 20.2;

“Vodafone Call Option Pre- Completion Period”	has the meaning given to that term in clause 20.14;

“Vodafone Call Option Transaction”	means the sale (by the Hutchison Shareholder) and purchase (by the Vodafone Shareholder) of all of the Hutchison Shareholder’s Shares pursuant to the Vodafone Call Option;

“Vodafone Call Option Regulatory Conditions”	means the conditions to Vodafone Call Option Completion in clauses 20.9(A), 20.9(B) and 20.9(D);

“Vodafone Casting Vote”	has the meaning given to that term in clause 11.5(B)(i);

[***]

“Vodafone CLNs”	means, together, the unsecured loan notes of £1.00 each constituted by Vodafone [***];

“Vodafone Director”	means a Director appointed by the Vodafone Shareholder pursuant to clause 5.1 and unless otherwise stated includes the duly appointed alternate of such Director;

“Vodafone Facilities”	has the meaning given to that term in paragraph 1 of Part B (Third Party Financing) of Schedule 4 (Treasury Principles);

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

“Vodafone Facilities Consent”	has the meaning given to that term in paragraph 2 of Part B (Third Party Financing) of Schedule 4 (Treasury Principles);

[***]

[***]

“Vodafone GIP”	means the Vodafone Global Incentive Plan 2014, as amended from time to time;

“Vodafone GSTIP”	means the Global Short Term Incentive Plan, being the cash bonus plan relating to Vodafone UK Employees in force immediately prior to Closing;

“Vodafone Indirect Holder”

means any person in the Vodafone Shareholder’s Group, in the chain of persons between the Ultimate Parent of the Vodafone Shareholder and the Vodafone Shareholder, through which the Ultimate Parent of the Vodafone Shareholder Controls, and which itself also Controls, the Vodafone Shareholder (excluding the Ultimate Parent of the Vodafone Shareholder);

[***]

[***]

“Vodafone Lender”	means Vodafone or any other member of the Vodafone Shareholder’s Group which provides funding to the Company or a member of the Company’s Group pursuant to a Shareholder Loan from time to time;

“Vodafone Policies”	means the Vodafone Accounting Policies and the other policies of the Vodafone Shareholder’s Group as adopted by the Vodafone Shareholder’s Group from time to time;

“Vodafone Prevailing Credit Rating”

shall mean, on any date, the rating of Vodafone’s long- term unsecured and non-credit enhanced debt obligations by Standard and Poor’s Rating Services, Fitch Ratings Ltd and Moody’s Investor Services Limited (together, the “Ratings Agencies”), save that where such ratings are not equivalent, the Vodafone Prevailing Credit Rating shall instead be: (a) where the ratings provided by two of the Ratings Agencies are equivalent, such majority rating; or (b) where none of the ratings by the Ratings Agencies is equivalent, the rating which ranks middle out of the three ratings;

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

[***]

[***]

“Vodafone Shareholder”	means, together:

(i) the Original Vodafone Shareholder;

(ii) each member of the Vodafone Shareholder’s Group who has subscribed for any Share(s) in accordance with clause 13 (Funding and Cash Management); and

(iii) each Permitted Transferee within the Vodafone Shareholder’s Group to whom any Share(s) has/have been transferred in accordance with clause 17 (Permitted Transfers),

in each case, for so long as they remain a Shareholder;

“Vodafone Share Incentive Plans”

means the plans, arrangements or similar pursuant to which options, awards or similar may be granted over or which operate by reference to shares in Vodafone or any other member of the Vodafone Shareholder’s Group, including the Vodafone GIP and the Vodafone Sharesave Plan and “Vodafone Share Incentive Plan” means any one of them;

“Vodafone Shares”	means, together, the ordinary shares in the capital of Vodafone, having the rights and being subject to the restrictions in the Vodafone Articles of Association;

“Vodafone Sharesave Plan”	means the Vodafone Sharesave Plan adopted by the directors of Vodafone on 20 May 2008, as amended from time to time;

“Vodafone Share VWAP”

means the volume weighted average share price per share of the Vodafone Shares calculated over the last 30 trading days immediately prior to the relevant date and sourced from Bloomberg, which adjusts for, among other things, the impact of ex-dividend adjustments, spin-offs, stock splits/consolidations, stock dividends and bonuses, rights offerings and similar events;

[***]

[***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

[***]

“Vodafone’s Total Post- Issuance ISC”

means: (i) the total number of issued Vodafone Shares excluding any shares held in treasury and any other class of shares in the capital of Vodafone as at any given time that such number is to be assessed; plus (ii) the number of Vodafone Shares as calculated pursuant to paragraph 3(A) of Part A (Determination of Cash Consideration and Non-Cash Consideration) of Schedule 7 (Settlement of Call/Put Option Price);

“Vodafone UK DB Schemes”	means:

(i) the VGPS;

(ii) the THUS Scheme; and

(iii) the Cable & Wireless Worldwide Unregistered Pension Plan [***];

[***]

“Vodafone UK Employees”	has the meaning given to that term in the Contribution Agreement;

“Vodafone Valuation Condition”	has the meaning given to that term in clause 20.1; and

“Working Hours”	means 9.00 a.m. to 5.00 p.m. on a Business Day.

1.2	Interpretation

In construing this Deed, unless otherwise specified:

(A)	references to clauses, sub-clauses and schedules are to clauses and sub- clauses of, and schedules to, this Deed;

(B)	use of any gender includes the other genders and (unless the context otherwise requires) the singular shall include the plural and vice versa;

(C)

references to a “person” shall be construed so as to include any individual, firm, company, body corporate, government, state or agency of a state, local or municipal authority or government body or any joint venture, association or partnership (whether or not having separate legal personality and including a limited liability partnership);

(D)	references to a “company” shall be construed so as to include any corporation or other body corporate, wherever and however incorporated or established;

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

(E)

“body corporate” shall have the meaning given in section 1173 of the CA 2006, “subsidiary” and “holding company” shall have the meanings given in section 1159 of the CA 2006, “subsidiary undertaking” shall have the meaning given in section 1162 of the CA 2006, “wholly-owned subsidiary” shall have the meaning given in section 1159 of the CA 2006 and “parent undertaking” shall have the meaning given in section 1162 and Schedule 7 of the CA 2006;

(F)	references to “acting in concert” shall be construed in accordance with the UK Takeover Code;

(G)

for the avoidance of doubt, references to a “Shareholder” shall be construed so as to include all members of the same Shareholder’s Group to whom Shares have been issued or Disposed in accordance with this Deed, the Articles of Association and/or any other Transaction Document, including for the purpose of determining a Shareholder’s Percentage Interest;

(H)

a reference to any statute or statutory provision shall be construed as a reference to the same as it may have been, or may from time to time be, amended, modified or re-enacted and shall include any subordinate legislation made from time to time under that statute or statutory provision;

(I)	any reference to a “day” (including within the phrase “Business Day”) shall mean a period of 24 hours running from midnight to midnight (London time);

(J)

any reference to a time period where such time period is to be counted in days, months or weeks shall, unless otherwise indicated, commence on the date of notice and such period shall include the first day, month or week (as appropriate) of that period;

(K)	references to “£” are to pounds sterling;

(L)	references to times are to London times unless otherwise indicated;

(M)

reference to “liabilities”, “costs” and/or “expenses” incurred by a person shall not include any amount in respect of VAT comprised in such liabilities, costs and/or expenses for which that person or, if relevant, any other member of the VAT group to which that person belongs is entitled to credit as input tax;

(N)

references to “indemnifying” any person against any circumstance shall mean indemnifying and keeping him harmless, on an after-Tax basis, from all actions, claims and proceedings from time to time made against such person and all loss, damage, payments, costs or reasonable expenses suffered made or incurred by such person as a consequence of that circumstance;

(O)

any indemnity, covenant or other obligation to pay (the “Payment Obligation”) being given or assumed to be given on an “after-Tax basis” or expressed to be “calculated on an after-Tax basis” means that the amount payable pursuant to

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

such Payment Obligation (the “Payment”) shall be calculated in such a manner as will ensure that, after taking into account:

(i)	any Tax required to be deducted or withheld from the Payment;

(ii)

the amount and timing of any additional Tax which becomes payable by the recipient of the Payment, or any member of the recipient’s Group, as a result of the Payment’s being subject to Tax in the hands of the recipient of the Payment; and

(iii)

the amount and timing of any Tax benefit which is obtained by the recipient of the Payment, or any member of the recipient’s Group, to the extent that such Tax benefit is attributable to the matter giving rise to the Payment Obligation or to the receipt of the Payment, the recipient of the Payment and the members of its Group are in the same position as that in which it would have been if the matter giving rise to the Payment Obligation had not occurred (or, in the case of a Payment Obligation arising by reference to a matter affecting a person other than the recipient of the Payment, the recipient of the Payment and that other person are, taken together, in the same position as that in which they would have been had the matter giving rise to the Payment Obligation not occurred), provided that the amount of the Payment shall not exceed that which it would have been if it had been regarded for all Tax purposes as received solely by the recipient and not any other person;

(P)

a reference to, or to a provision of, this Deed or any other document referred to in this Deed is a reference to, as applicable, this Deed or that other document (or the relevant provision of, as applicable, this Deed or that other document) as amended, restated, novated or supplemented (other than in breach of the provisions of, as applicable, this Deed or that other document) at any time;

(Q)	headings and titles are for convenience only and do not affect the interpretation of this Deed;

(R)

a reference to any English legal term for any action, remedy, method of judicial proceeding, legal document, legal status, court, official or any legal concept or thing shall, in respect of any jurisdiction other than England, be treated as a reference to any analogous term in that jurisdiction;

(S)	the formulation “to the extent that” shall be read as meaning “if, but only to the extent that”;

(T)	references to “include”, “includes” and “including” shall be deemed to be followed by the words “without limitation”;

(U)	the rule known as the ejusdem generis rule shall not apply and accordingly general words introduced by the word “other” shall not be given a restrictive

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

meaning by reason of the fact that they are preceded by words indicating a particular class of acts, matters or things;

(V)	general words shall not be given a restrictive meaning by reason of the fact that they are followed by particular examples intended to be embraced by the general words;

(W)

where any obligation in this Deed is expressed to be undertaken or assumed by any Party, that obligation is to be construed as requiring the Party concerned to exercise all rights and powers of control over the affairs of any other person which it is able to exercise (whether directly or indirectly) in order to secure the performance of that obligation (including, if relevant, by refraining from undertaking a particular action);

(X)

an undertaking of a Shareholder to procure, where used in relation to the Company, means that it undertakes to: (i) exercise its voting rights and use all powers vested in it from time to time as a Shareholder; and (ii) so far as it is reasonably and lawfully able to do so, ensure that each Director appointed at its direction to the Board exercises their voting rights and uses any and all powers vested in them as a director of the Company to ensure compliance with that obligation so far as they are reasonably and lawfully able to do so, whether acting alone or (to the extent that they are lawfully able to contribute to ensuring such compliance collectively) acting with others; and

(Y)

the term “primary listing on the Official List maintained by the FCA” shall mean a listing on the “Equity Shares (Commercial Companies)” category and, following any changes to the UK Listing Rules by the FCA such that there is no longer an “Equity Shares (Commercial Companies)” category, the category to be formed in place of the “Equity Shares (Commercial Companies)” category for the listing of equity shares in commercial companies.

1.3	Schedules

The schedules form part of this Deed and shall have the same force and effect as if expressly set out in the body of this Deed, and any reference to this Deed shall include the schedules.

2.	ESTABLISHMENT OF THE COMPANY GROUP

2.1

Following completion of the transactions contemplated by clause 3 (Closing Transactions) of the Contribution Agreement, each Shareholder will hold the following number of Shares and have the following Percentage Interest:

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Shareholder	Number of Shares	Percentage Interest following issue
Vodafone Shareholder	[***]	51 per cent.

Hutchison Shareholder	[***]	49 per cent.

2.2

On the date of this Deed, the Vodafone Shareholder, the Hutchison Shareholder and the Company shall take such actions (or procure such actions are taken) as are necessary to cause the following matters to occur (to the extent the same have not already occurred, and unless the Vodafone Shareholder and the Hutchison Shareholder agree otherwise in writing):

(A)	the adoption by the Company of the Articles of Association, the Board Committees Terms of Reference and [***];

(B)	the appointment of:

(i)	the initial CEO;

(ii)	the initial CFO;

(iii)	the initial Consumer Director;

(iv)	the initial Enterprise Director;

(v)	the initial IT Director;

(vi)	the initial Networks Director;

(vii)	the initial Regulatory, Government Affairs Director & Company Secretary;

(viii)	the initial HR Director;

(ix)	the initial Corporate Affairs & Sustainability Director;

(x)	the initial Strategy & Portfolio Director;

(xi)	the initial Legal, Security, Compliance & Risk Director; and

(xii)	the initial Consumer Operations Director;

(C)	the appointment of:

(i)	the initial Vodafone Directors, with one such Vodafone Director (as designated by the Vodafone Shareholder) as the initial Chair of the Company; and

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

(ii)	the initial Hutchison Directors;

(D)	the adoption by each member of the Company’s Group of the Company Policies;

(E)	the appointment of PwC as the auditor of the Company and each other member of the Company’s Group;

(F)	the adoption of 31 March as the accounting reference date of the Company and each other member of the Company’s Group in each year; and

(G)	[***].

3.	BUSINESS OF THE COMPANY

3.1

Except to the extent that a change in the business of the Company is approved in accordance with clause 4 (Reserved Matters), the business of the Company shall be to establish and conduct the Business.

3.2	The Parties acknowledge the Fundamental Business Objectives set out in Schedule 3 (Fundamental Business Objectives). [***].

3.3

In order to achieve the Overriding Objective, each Shareholder and each Director shall, when exercising any powers or rights available to that Shareholder or Director (as applicable) from time to time (including any voting powers), have regard to the Fundamental Business Objectives.

3.4	Each Shareholder and the Company shall ensure that the Business shall be conducted and shall operate:

(A)	in accordance with the Business Plan, the Company Policies and Applicable Laws, having regard to the Fundamental Business Objectives;

(B)

so that the Company and each other member of the Company’s Group is and remains resident for Tax purposes solely in the United Kingdom, and does not have or establish a taxable presence outside the United Kingdom (unless otherwise approved in accordance with clause 4 (Reserved Matters)); and

(C)	[***]

4.	RESERVED MATTERS

Requisite Approval

4.1

Subject to clauses 4.2 and 4.3 and clause 40 (Pensions), the Shareholders shall procure that none of the Reserved Matters shall be undertaken by the Company or any other member of the Company’s Group, and the Company shall not undertake (and shall procure that each other member of the Company’s Group shall not undertake) any of the Reserved Matters, in each case, without having first obtained the Requisite Approval of

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

the Directors. The provisions of clause 7 (Proceedings of the Board and the Board Committees) shall apply in relation to any decision to be made by the Directors for the purposes of this clause 4.1, and (without prejudice to their general duties and obligations) when voting on any decision to approve a Draft Business Plan (or any amendments or modifications to the current Business Plan), the Directors shall act in good faith and in the best interests of the Company.

4.2	Subject to clause 4.3 and clause 40 (Pensions), either the Vodafone Shareholder or the Hutchison Shareholder may, at any time prior to:

(A)	the date of the Board meeting at which it is proposed that a Reserved Matter be discussed; or

(B)	where a written Board resolution is circulated to the Directors in relation to a Reserved Matter, the date on which the last signature on such Board resolution has been obtained,

by giving written notice to the Company (who shall give written notice of the same to each of the Directors) and the other Shareholder, require that such Reserved Matter be effected only after the Requisite Approval of the Shareholders (instead of the Requisite Approval of the Directors) is obtained, provided that this clause 4.2 shall not apply to paragraph 1 of Schedule 2 (Reserved Matters) [***].

4.3

Where any of the matters in clauses 8.3 or 8.4 apply, then the Requisite Approval of the Directors does not need to be obtained in accordance with clause 4.1 or, if applicable, the Requisite Approval of the Shareholders does not need to be obtained in accordance with clause 4.2, in each case, in order for such matter to be undertaken by the Company or any other member of the Company’s Group (as applicable). No Party shall be permitted to require that clauses 4.1 or 4.2 shall apply in such circumstances.

4.4

If clause 7.10 applies in relation to a Reserved Matter, such Reserved Matter shall be effected only after the Requisite Approval of the Shareholders (instead of the Requisite Approval of the Directors) is obtained.

4.5

For the avoidance of doubt, where clause 11.5(B)(ii) applies, the Requisite Approval of the Directors does not need to be obtained in accordance with clause 4.1 or, if applicable, the Requisite Approval of the Shareholders does not need to be obtained in accordance with clause 4.2, in each case, for the Reserved Matter set out in paragraph 7 of Schedule 2 (Reserved Matters). No Party shall be permitted to require that clauses 4.1 or 4.2 shall apply in such circumstances.

Effect of obtaining the Requisite Approval for a Reserved Matter

4.6

If the Requisite Approval has been obtained for any Reserved Matter in accordance with clauses 4.1 or 4.2, each Shareholder shall procure that the Company and each other relevant member of the Company’s Group shall, and the Company shall and shall procure that each other relevant member of the Company’s Group shall, in each case, so far as it

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

is legally able, exercise all voting rights and any other applicable shareholder rights to effect the carrying out or implementation of such matter.

Effect of obtaining the Requisite Approval for a Business Plan

4.7

The approval of any Business Plan shall imply and shall be deemed to be an approval of any matter specifically identified as a Reserved Matter in that Business Plan which would otherwise require separate approval as a Reserved Matter in accordance with this clause 4, provided that all relevant financial implications of such matter have been quantified and reflected in that Business Plan.

5.	THE BOARD AND THE BOARD COMMITTEES

[***]

6.	EXECUTIVE MANAGEMENT

[***]

7.	PROCEEDINGS OF THE BOARD AND THE BOARD COMMITTEES

[***]

8.	RELATED PARTY CONTRACTS AND CONFLICT OF INTERESTS

[***]

9.	OPERATIONS REVIEW

[***]

10.	BUSINESS PLANS

[***]

11.	DEADLOCK RESOLUTION

[***]

12.	ACCESS TO INFORMATION AND ACCOUNTS

[***]

13.	FUNDING AND CASH MANAGEMENT

[***]

Cash management

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

13.30

For the avoidance of doubt, when any amount is calculated in respect of Cash, Cash Balances, Company Cash, Company Net Debt or Net Financial Debt under this Deed, all Cash of the Company’s Group shall continue to be taken into account, [***].

[***]

14.	COMPANY’S GROUP BORROWINGS AND TARGET LEVERAGE RATIO

[***]

15.	DISTRIBUTION POLICY

[***]

16.	RESTRICTIONS ON DEALING WITH SHARES

[***]

17.	PERMITTED TRANSFERS

[***]

18.	INTERACTION OF NOTICES

[***]

19.	VALUATION OF THE COMPANY’S GROUP

19.1	During:

(A)	the period from (and including) the first day after the end of the third full Company Accounting Period following Closing to (and including) the date which is 60 calendar days thereafter; and

(B)	the period from (and including) the first day after the end of each subsequent Company Accounting Period to (and including) the date which is 60 calendar days thereafter,

either Shareholder may, subject to clause 18 (Interaction of Notices) and clause 19.2, by serving a written notice on the other Shareholder and the Company (a “Valuation Notice”, with the date on which such written notice is served being the “Valuation Notice Date”), require that:

(i)	a valuation of the Company’s Group should be undertaken in accordance with Schedule 5 (Valuation of the Company’s Group) in order to determine the Agreed Fair Market Enterprise Value; and

(ii)	the Estimated Preliminary Net Debt is determined by the Company.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

19.2	Only one Valuation Notice may be served pursuant to clause 19.1 in each Company Accounting Period.

19.3	Once a valid Valuation Notice has been served:

(A)

the Shareholders and the Company shall comply with the provisions of Schedule 5 (Valuation of the Company’s Group) in order to facilitate the determination of the Agreed Fair Market Enterprise Value; and

(B)

the Company shall deliver a notice in writing to the Shareholders which sets out the Estimated Preliminary Net Debt (as determined by the Company, acting in good faith) as soon as reasonably practicable and, in any event, within 30 calendar days after the Valuation Notice Date

19.4	For the avoidance of doubt if, in any Company Accounting Period:

(A)	a Valuation Notice has not been served in accordance with clause 19.1; or

(B)	a Valuation Notice has been served in accordance with clause 19.1 and:

(i)	the Valuation Process is deemed to have not completed in that Company Accounting Period pursuant to paragraph 9(C) of Schedule 5 (Valuation of the Company’s Group); or

(ii)

the Valuation Process is deemed to have completed in that Company Accounting Period pursuant to paragraphs 9(A) or 9(B) of Schedule 5 (Valuation of the Company’s Group) but, in the fourth, fifth, sixth or seventh full Company Accounting Period following Closing, the Agreed Fair Market Enterprise Value is less than the Fair Market Enterprise Value Threshold, then, in each case, the Vodafone Shareholder shall not be entitled to deliver a Vodafone Call Option Notice, and the Hutchison Shareholder shall not be entitled to deliver a Hutchison Put Option Notice, in each case, in that Company Accounting Period; or

(iii)

the Valuation Process is deemed to have completed in that Company Accounting Period pursuant to paragraphs 9(A) or 9(B) of Schedule 5 (Valuation of the Company’s Group) but, in the eighth full Company Accounting Period following Closing (and in any Company Accounting Period thereafter), the Agreed Fair Market Enterprise Value is less than the Fair Market Enterprise Value Threshold, the Vodafone Shareholder shall not be entitled to deliver a Vodafone Call Option Notice in that Company Accounting Period.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

19.5	[***]

19.6	For the avoidance of doubt, the Estimated Preliminary Net Debt is prepared for reference only and shall not be used in the determination of the Call/Put Option Price.

20.	VODAFONE CALL OPTION AND HUTCHISON PUT OPTION

Grant and exercise of the Vodafone Call Option

20.1

The Hutchison Shareholder hereby grants to the Vodafone Shareholder a call option to purchase and acquire from the Hutchison Shareholder all (but not part only) of the Shares held by the Hutchison Shareholder, which shall be exercisable by the Vodafone Shareholder in accordance with, and on the terms set out in, the remaining provisions of this clause 20 (the “Vodafone Call Option”). The right to exercise the Vodafone Call Option shall be conditional upon, and therefore shall not come into existence until and unless:

(A)	the Valuation Process is completed (or deemed to have been completed) in accordance with clause 19 (Valuation of the Company’s Group) and Schedule 5 (Valuation of the Company’s Group); and

(B)	the Agreed Fair Market Enterprise Value determined pursuant to the Valuation Process is greater than or equal to the Fair Market Enterprise Value Threshold,

(the conditions referred to in clauses 20.1(A) and 20.1(B) collectively referred to as the “Vodafone Valuation Condition”).

20.2

If the Vodafone Valuation Condition is satisfied, the Vodafone Shareholder may (subject to clause 18 (Interaction of Notices)) exercise the Vodafone Call Option within 30 calendar days of the Valuation Deadline (or, if applicable, the Extended Valuation Deadline) by serving a notice in writing on the Hutchison Shareholder (a “Vodafone Call Option Notice”, with the date on which any such Vodafone Call Option Notice is served being the “Vodafone Call Option Notice Date”), provided that such Vodafone Call Option Notice may not be served until the 15th calendar day following the Valuation Deadline (or, if applicable, the Extended Valuation Deadline). Once a Vodafone Call Option Notice is served in accordance with this Deed:

(A)	such Vodafone Call Option Notice shall be irrevocable and may not be withdrawn, revoked or amended (unless, in each case, the Shareholders agree otherwise in writing); and

(B)

the Vodafone Shareholder shall be obliged to purchase and acquire from the Hutchison Shareholder all (but not part only) of the Shares held by the Hutchison Shareholder, subject to the remaining provisions of this clause 20 (including the Vodafone Call Option Conditions).

For the avoidance of doubt, the Estimated Preliminary Net Debt is prepared for reference only and shall not be used in the determination of the Call/Put Option Price.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Grant and exercise of the Hutchison Put Option

20.3

The Vodafone Shareholder hereby grants to the Hutchison Shareholder a put option to sell and transfer to the Vodafone Shareholder all (but not part only) of the Shares held by the Hutchison Shareholder, which shall be exercisable by the Hutchison Shareholder in accordance with, and on the terms set out in, the remaining provisions of this clause 20 (the “Hutchison Put Option”). The right to exercise the Hutchison Put Option shall be conditional upon, and therefore shall not come into existence until:

(A)	the Valuation Process is completed (or deemed to have been completed) in accordance with clause 19 (Valuation of the Company’s Group) and Schedule 5 (Valuation of the Company’s Group); and

(B)

if a Hutchison Put Option Notice is delivered in the fourth, fifth, sixth or seventh full Company Accounting Period following Closing, the Agreed Fair Market Enterprise Value determined pursuant to the Valuation Process is greater than or equal to the Fair Market Enterprise Value Threshold,

(the conditions referred to in clauses 20.3(A) and 20.3(B) above collectively referred to as the “Hutchison Valuation Condition”). For the avoidance of doubt, if a Hutchison Put Option Notice is delivered in the eighth full Company Accounting Period following Closing or at any time thereafter, the condition set out in clause 20.3(B) shall no longer apply and references to the Hutchison Valuation Condition shall be construed accordingly.

20.4

If the Hutchison Valuation Condition is satisfied, the Hutchison Shareholder may (subject to clause 18 (Interaction of Notices)) exercise the Hutchison Put Option within 30 calendar days of the Valuation Deadline (or, if applicable, the Extended Valuation Deadline) by serving a notice in writing on the Vodafone Shareholder (a “Hutchison Put Option Notice”, with the date on which any such Hutchison Put Option Notice is served being the “Hutchison Put Option Notice Date”). Once a Hutchison Put Option Notice is served in accordance with this Deed:

(A)	such Hutchison Put Option shall (subject to clause 20.17) be irrevocable and may not be withdrawn, revoked or amended (unless, in each case, the Shareholders agree otherwise in writing); and

(B)

the Vodafone Shareholder shall be obliged to purchase and acquire from the Hutchison Shareholder all (but not part only) of the Shares held by the Hutchison Shareholder, subject to the remaining provisions of this clause 20 (including the Hutchison Put Option Conditions).

For the avoidance of doubt, the Estimated Preliminary Net Debt is prepared for reference only and shall not be used in the determination of the Call/Put Option Price.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Consideration for the Vodafone Call Option Transaction or the Hutchison Put Option Transaction

20.5	The total consideration for the Vodafone Call Option Transaction or the Hutchison Put Option Transaction, as applicable, shall be an amount which is equal to the Call/Put Option Price.

20.6

The amount due by the Vodafone Shareholder in respect of the Estimated Call/Put Option Price at Vodafone Call Option Completion or Hutchison Put Option Completion, as applicable, shall, unless a Trigger Event has occurred prior to that date (in which case, clause 20.14 shall apply), be satisfied at the Vodafone Shareholder’s sole discretion by, as applicable:

[***]

The Company shall, by no later than 15 Business Days prior to the Vodafone Call Option Completion Date or the Hutchison Put Option Completion Date, as applicable, serve a written notification on the Vodafone Shareholder and the Hutchison Shareholder which sets out the Estimated Completion Net Debt (as determined by the Company acting in good faith).

20.7

Unless a Trigger Event has occurred, the Vodafone Shareholder shall, by no later than 10 Business Days prior to the Vodafone Call Option Completion Date or the Hutchison Put Option Completion Date, as applicable, serve a written notification on the Hutchison Shareholder (a “Call/Put Option Consideration Notice”) which sets out the following amounts [***].

Call/Put Option Conditions

20.8	[***],

(the “Vodafone Call Option Conditions”).

20.9	[***],

(the “Hutchison Put Option Conditions”).

20.10

The Vodafone Shareholder shall (and Vodafone shall procure that each other member of Vodafone’s Group shall), the Hutchison Shareholder shall (and Hutchison shall procure that each other member of Hutchison’s Group shall) and the Company shall (and the Vodafone Shareholder and the Hutchison Shareholder shall procure that the Company shall) in each case:

(A)

use all reasonable endeavours to procure the satisfaction of the Vodafone Call Option Conditions and the Hutchison Put Option Conditions (as applicable) as soon as reasonably practicable, and in any event, before the Call/Put Longstop Date;

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

(B)

not undertake any action which could (or which could reasonably be expected to) prevent the Vodafone Call Option Conditions or the Hutchison Put Option Conditions (as applicable) from being satisfied by the Call/Put Longstop Date; and

(C)	cooperate with one another (in good faith) for the purpose of satisfying the Vodafone Call Option Conditions or the Hutchison Put Option Conditions, as applicable, as contemplated by clause 20.11(A).

20.11

To the extent that the Hutchison Put Option Conditions in clause 20.10(B) (insofar as it relates to a member of the Vodafone Shareholder’s Group) and/or clause 20.10(D) have not been satisfied by the Call/Put Longstop Date (as such date may, for the avoidance of doubt, have been extended pursuant to clause 20.21) then:

(A)	the Call/Put Option Consideration Notice shall be deemed to be revoked [***]; and

(B)	such conditions shall be deemed to have been waived and the Call/Put Conditions Satisfaction Date shall be deemed to occur on such date.

20.12	Subject to clause 20.12, the Vodafone Call Option Conditions and the Hutchison Put Option Conditions cannot be waived by any Party.

Occurrence of a Trigger Event prior to Vodafone Call Option Completion

20.13

Clause 20.15 shall apply in circumstances where a Vodafone Call Option Notice has been served and a Trigger Event is subsisting or occurs between the time at which such notice was served and immediately prior to the time at which Vodafone Call Option Completion takes place (the “Vodafone Call Option Pre-Completion Period”).

20.14	If, at any time during the Vodafone Call Option Pre-Completion Period, a Trigger Event is subsisting or occurs, then:

(A)	clause 20.6 and Schedule 7 (Settlement of Call/Put Option Price) shall no longer apply to the Vodafone Call Option Transaction, [***];

(B)

any Call/Put Option Consideration Notice that has been delivered pursuant to clause 20.8 shall be deemed to have been revoked and shall have no further force and effect for the purposes of this Deed; and

(C)

for the avoidance of doubt, Vodafone shall be required to continue to proceed with the Vodafone Call Option Transaction in accordance with this Deed (and the other provisions in this Deed relating to the Vodafone Call Option shall continue to apply).

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Occurrence of a Trigger Event prior to Hutchison Put Option Completion

20.15

Clauses 20.17 to 20.19 shall apply in circumstances where a Hutchison Put Option Notice has been served and a Trigger Event is subsisting or occurs between the time at which such notice was served and immediately prior to the time at which Hutchison Put Option Completion takes place (the “Hutchison Put Option Pre-Completion Period”).

20.16

If, at any time during the Hutchison Put Option Pre-Completion Period, a Trigger Event is subsisting or occurs, the Vodafone Shareholder shall, by serving a notice in writing on the Hutchison Shareholder within 60 calendar days of the date on which such Trigger Event has occurred, notify the Hutchison Shareholder whether it wishes to elect to satisfy the Call/Put Option Price in cash (an “Election Notice”) and:

(A)

if the Vodafone Shareholder delivers a valid Election Notice and specifies therein that it wishes to elect to satisfy the Estimated Call/Put Option Price in cash (in which case, the Vodafone Shareholder shall provide to the Hutchison Shareholder with such Election Notice satisfactory supporting evidence that sufficient resources are and will be available to the Vodafone Shareholder to satisfy in full the Call/Put Option Price in cash), then clause 20.19 shall apply; or

(B)

if the Vodafone Shareholder delivers a valid Election Notice and specifies therein that it does not wish to satisfy the Estimated Call/Put Option Price in cash, or does not deliver a valid Election Notice to the Hutchison Shareholder within such 60-calendar day period, or has otherwise not provided satisfactory supporting evidence that sufficient resources are and will be available to the Vodafone Shareholder to satisfy in full the Call/Put Option Price in cash (either such event being the “First Hutchison Call Option Trigger Event”), then clause 21 (First Hutchison Call Option) shall apply and:

(i)

if the Hutchison Shareholder serves a valid First Hutchison Call Option Notice within the First Hutchison Call Option Period, the Hutchison Put Option Notice shall be deemed to have been revoked as at the same time at which that First Hutchison Call Option Notice was received and shall have no further force and effect for the purposes of this Deed (and the process being undertaken pursuant to that Hutchison Put Option Notice, including under clause 20.20, shall be automatically terminated, none of the Hutchison Shareholder’s Shares may be transferred to the Vodafone Shareholder and the Vodafone Shareholder shall have no further obligations in connection therewith); or

(ii)

if the Hutchison Shareholder does not wish to deliver a valid First Hutchison Call Option Notice within the First Hutchison Call Option Period, the Hutchison Shareholder shall be entitled to revoke the Hutchison Put Option Notice at any time during the First Hutchison Call Option Period by notifying the Vodafone Shareholder in writing and if such notice is provided, the Hutchison Put Option Notice shall have no further force and effect for the purposes of this Deed (and the process being undertaken pursuant to that Hutchison Put Option Notice, including

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

under clause 20.20, shall be automatically terminated, none of the Hutchison Shareholder’s Shares may be transferred to the Vodafone Shareholder and the Vodafone Shareholder shall have no further obligations in connection therewith); or

(iii)

if the Hutchison Shareholder does not wish to deliver a valid First Hutchison Call Option Notice within the First Hutchison Call Option Period, the Hutchison Shareholder shall be entitled to provide a notice in writing to the Vodafone Shareholder at any time during the First Hutchison Call Option Period confirming that the Hutchison Shareholder does not wish to deliver a valid First Hutchison Call Option Notice and instead would like to proceed with the Hutchison Put Option Transaction (the “Continuing Hutchison Put Option Notice”), and if such Continuing Hutchison Put Option Notice is provided, it may not be withdrawn or revoked and the Hutchison Put Option Notice shall not be withdrawn or revoked and shall continue in full force and effect for the purposes of this Deed (and for the avoidance of doubt, the process being undertaken pursuant to that Hutchison Put Option Notice shall continue pursuant to the terms of this Deed); or

(iv)

if the Hutchison Shareholder does not deliver a valid First Hutchison Call Option Notice (nor, for the avoidance of doubt, a Continuing Hutchison Put Option Notice) within the First Hutchison Call Option Period, the Hutchison Put Option Notice shall be deemed to have been revoked at 11:59 p.m. on the date which is 60 calendar days after the date on which the First Hutchison Call Option Trigger Event occurred and shall have no further force and effect for the purposes of this Deed (and the process being undertaken pursuant to that Hutchison Put Option Notice must be terminated, none of the Hutchison Shareholder’s Shares shall be transferred to the Vodafone Shareholder pursuant to that Hutchison Put Option Notice and the Vodafone Shareholder shall have no further obligations in connection therewith).

20.17	Once a valid Election Notice has been delivered, such notice may not be revoked, withdrawn or amended (unless the Vodafone Shareholder and the Hutchison Shareholder agree otherwise in writing).

20.18	If the circumstances in clause 20.17(A) apply, then:

(A)

clauses 20.6 and Schedule 7 (Settlement of Call/Put Option Price) shall no longer continue to apply to the Hutchison Put Option Transaction, and instead the amount due by the Vodafone Shareholder in respect of the Estimated Call/Put Option Price at Hutchison Put Option Completion must be satisfied by the payment by the Vodafone Shareholder of the Cash Consideration Amount to the Hutchison Shareholder;

(B)	any Call/Put Option Consideration Notice that has been delivered pursuant to clause 20.8 shall be deemed to have been revoked; and

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

(C)

for the avoidance of doubt, Vodafone shall be required to continue to proceed with the Hutchison Put Option Transaction in accordance with this Deed (and the other provisions in this Deed relating to the Hutchison Put Option shall continue to apply).

Vodafone Call Option Completion; Hutchison Put Option Completion

20.19

The Shareholders and the Company shall cooperate with each other (in good faith) and use all reasonable endeavours to effect completion of the Vodafone Call Option Transaction (“Vodafone Call Option Completion”) or the Hutchison Put Option Transaction (“Hutchison Put Option Completion”), as applicable, following the date on which all of the Vodafone Call Option Conditions or all of the Hutchison Put Option Conditions, as applicable, have been satisfied (the “Call/Put Conditions Satisfaction Date”, which shall be deemed to be the same date as the Vodafone Call Option Notice Date or the Hutchison Put Option Notice Date, as applicable, if all of the Vodafone Call Option Conditions or all of the Hutchison Put Option Conditions, as applicable, have been satisfied before such date) in accordance with clause 20.22.

20.20	If:

(A)

any Vodafone Call Option Condition in clause 20.9(C) or any Hutchison Put Option Condition in clauses 20.10(C) or 20.10(D), as applicable, has not been satisfied by 5:00 p.m. on the date falling [***] months from the date of a valid Vodafone Call Option Notice or Hutchison Put Option Notice, as applicable (in each case, pursuant to which a process is subsisting under this Deed); or

(B)	any Vodafone Call Option Regulatory Condition or any Hutchison Put Option Regulatory Condition, as applicable, has not been satisfied by:

(i)

5:00 p.m. on the date falling [***] months from the date of a valid Vodafone Call Option Notice or Hutchison Put Option Notice (in each case, pursuant to which a process is subsisting under this Deed), as applicable; or

(ii)

if any Vodafone Call Option Regulatory Condition or any Hutchison Put Option Regulatory Condition, as applicable, has not been satisfied by the time referred to in clause 20.21(B)(i), by 5:00 p.m. on the date falling [***] months from the date of such Vodafone Call Option Notice or Hutchison Put Option Notice (in each case, pursuant to which a process is subsisting under this Deed),

(the “Call/Put Longstop Date”), then (unless otherwise agreed in writing by the Parties), as applicable, the process being undertaken pursuant to the Vodafone Call Option Notice or the Hutchison Put Option Notice (as applicable) must be terminated, none of the Hutchison Shareholder’s Shares shall be transferred to the Vodafone Shareholder pursuant to that Vodafone Call Option Notice or Hutchison Put Option Notice (as applicable) and the Vodafone Shareholder and the Hutchison Shareholder shall have no further obligations in connection therewith.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

20.21	Vodafone Call Option Completion or Hutchison Put Option Completion, as applicable, shall occur on the date which is the later of:

(A)	the date which is 30 calendar days after the Call/Put Conditions Satisfaction Date;

(B)	if a Trigger Event occurs during:

(i)	the Vodafone Call Option Pre-Completion Period, the date which is 60 calendar days after the occurrence of such event; or

(ii)	the Hutchison Put Option Pre-Completion Period and clause 20.19 applies, the date which is 10 calendar days after the date on which the Election Notice was served,

(such applicable date being the “Vodafone Call Option Completion Date” and the “Hutchison Put Option Completion Date”, respectively).

20.22	[***].

20.23	[***]:

(A)	[***];

(B)	the Shareholders shall otherwise comply with their respective obligations set out in clause 29 (Completion of Disposals of Shares) and, if applicable, clause 30 (Issuance of Vodafone Shares).

Treatment of Shareholder Loans at Vodafone Call Option Completion / Hutchison Put Option Completion

20.24	Upon Vodafone Call Option Completion or Hutchison Put Option Completion:

(A)

any Shareholder Loans (to which a Vodafone Lender is a party) then outstanding shall remain outstanding in accordance with the terms of the applicable Shareholder Loan Agreement and, for the avoidance of doubt, there shall be no obligation or requirement on the Company or any member of the Company’s Group to repay such Shareholder Loans solely as a result of the Vodafone Shareholder purchasing all of the Shares held by the Hutchison Shareholder; and

(B)	the Vodafone Shareholder shall comply with its obligations in clause 20.24(A)(iii).

Occurrence of a Trigger Event after Vodafone Call Option Completion

20.25	In circumstances where:

(A)	Vodafone Call Option Completion has occurred;

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

(B)	a Trigger Event has occurred at any time after Vodafone Call Option Completion has occurred; and

(C)

Vodafone has allotted and/or issued any Non-Cash Consideration to the Hutchison Shareholder in connection with the Vodafone Call Option Transaction and any member of the Hutchison Shareholder’s Group continues to hold all or part of such Non-Cash Consideration (which such Non-Cash Consideration that any member of the Hutchison Shareholder’s Group continues to hold shall be deemed to exclude, for this purpose, any Excluded Consideration Shares),

Vodafone shall repurchase and/or repay, as applicable, the Remaining Vodafone Securities in accordance with clause 32 (Repurchases and/or Repayments).

Occurrence of a Trigger Event after Hutchison Put Option Completion

20.26	In circumstances where:

(A)	Hutchison Put Option Completion has occurred;

(B)	a Trigger Event has occurred at any time after Hutchison Put Option Completion has occurred; and

(C)	[***],

(together being the “Second Hutchison Call Option Trigger Event”), then clause 22 (Second Hutchison Call Option) shall apply.

Determination of final Call/Put Option Price after Vodafone Call Option Completion or Hutchison Put Option Completion

20.27	Following Vodafone Call Option Completion or Hutchison Put Option Completion, as applicable, the Parties shall comply with their obligations in Schedule 6 (Completion Net Debt).

Miscellaneous

20.28

Upon completion of a (direct or indirect) Disposal of any of the Vodafone Shareholder’s Shares to a Third Party Acquirer following Vodafone Call Option Completion or Hutchison Put Option Completion, Vodafone shall use the proceeds of such sale to repurchase and/or repay, as applicable, the Remaining Vodafone Securities in accordance with clause 32 (Repurchases and/or Repayments).

20.29

In the event that Vodafone proposes to: (i) apply to the FCA to cancel the listing of the Vodafone Shares from the Official List maintained by the FCA and to the London Stock Exchange to cancel trading in Vodafone Shares on its main market for listed securities; and (ii) apply for a primary listing on another Recognised Stock Exchange, the Parties shall discuss and negotiate in good faith an amendment to the definition of a Trigger Event to reflect such changes.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

20.30

For the avoidance of doubt, Vodafone shall be entitled to change the secondary listing venue on which the Vodafone Shares are listed from time to time (and providing that the Vodafone Shares continue to have a secondary listing on a Recognised Stock Exchange following such change in venue, no Trigger Event shall arise under this Deed).

21.	FIRST HUTCHISON CALL OPTION

Grant and exercise of the First Hutchison Call Option

21.1

The Vodafone Shareholder hereby grants to the Hutchison Shareholder a call option to purchase and acquire from the Vodafone Shareholder all (but not part only) of the Shares held by the Vodafone Shareholder, which shall be exercisable by the Hutchison Shareholder in accordance with, and on the terms set out in, the remaining provisions of this clause 21 (the “First Hutchison Call Option”). The right to exercise the First Hutchison Call Option shall be conditional upon, and therefore shall not come into existence until the occurrence of, the First Hutchison Call Option Trigger Event.

21.2

The Hutchison Shareholder may (subject to clause 18 (Interaction of Notices)) exercise the First Hutchison Call Option within 60 calendar days of the date on which the First Hutchison Call Option Trigger Event (the “First Hutchison Call Option Period”) has occurred by serving a notice in writing on the Vodafone Shareholder (a “First Hutchison Call Option Notice”, with the date on which any such First Hutchison Call Option Notice is served being the “First Hutchison Call Option Notice Date”). The Hutchison Shareholder shall provide to the Vodafone Shareholder (together with the First Hutchison Call Option Notice) satisfactory supporting evidence that sufficient resources are and will be available to the Hutchison Shareholder to satisfy in full the First Hutchison Call Option Price in cash. Once a First Hutchison Call Option Notice is served in accordance with this Deed:

(A)	such First Hutchison Call Option Notice shall be irrevocable and may not be withdrawn, revoked or amended (unless the Vodafone Shareholder and the Hutchison Shareholder agree otherwise in writing);

(B)

the Hutchison Shareholder shall be obliged to purchase and acquire from the Vodafone Shareholder all (but not part only) of the Shares held by the Vodafone Shareholder, subject to the remaining provisions of this clause 21 (including the First Hutchison Call Option Conditions); and

(C)

the Company shall deliver a notice in writing to the Shareholders which sets out the Estimated Preliminary Net Debt (as determined by the Company, acting in good faith) as soon as reasonably practicable and, in any event, within 30 calendar days after the First Hutchison Call Option Notice Date.

For the avoidance of doubt, the Estimated Preliminary Net Debt is prepared for reference only and shall not be used in the determination of the First Hutchison Call Option Price.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

21.3

For the avoidance of doubt, the First Hutchison Call Option may not be exercised in any circumstances without the Hutchison Shareholder first having served a valid Hutchison Put Option Notice on the Vodafone Shareholder in accordance with this Deed.

Consideration for the First Hutchison Call Option Transaction

21.4

The total consideration for the First Hutchison Call Option Transaction shall be an amount which is equal to the First Hutchison Call Option Price. The Parties agree and acknowledge that the Agreed Fair Market Enterprise Value to be taken into account for the purposes of the First Hutchison Call Option Price shall be the same Agreed Fair Market Enterprise Value determined immediately prior to the Hutchison Put Option Notice which had been served prior to the First Hutchison Call Option Notice.

21.5

The amount due by the Hutchison Shareholder in respect of the First Hutchison Call Option Price must be satisfied by the payment by the Hutchison Shareholder to the Vodafone Shareholder of an amount in cash (in Pounds Sterling).

First Hutchison Call Option Conditions

21.6	[***]:

(the “First Hutchison Call Option Conditions”).

21.7

The Vodafone Shareholder shall (and Vodafone shall procure that each other member of Vodafone’s Group shall), the Hutchison Shareholder shall (and Hutchison shall procure that each other member of Hutchison’s Group shall) and the Company shall (and the Vodafone Shareholder and the Hutchison Shareholder shall procure that the Company shall) in each case:

(A)

use all reasonable endeavours to procure the satisfaction of the First Hutchison Call Option Conditions as soon as reasonably practicable, and in any event, before the First Hutchison Call Option Longstop Date;

(B)

not undertake any action which could (or which could reasonably be expected to) prevent the First Hutchison Call Option Conditions from being satisfied by the First Hutchison Call Option Longstop Date; and

(C)	cooperate with one another (in good faith) for the purpose of satisfying the First Hutchison Call Option Conditions as contemplated by clause 21.7(A).

21.8	The First Hutchison Call Option Conditions cannot be waived by any Party.

First Hutchison Call Option Completion

21.9

The Shareholders and the Company shall cooperate with each other (in good faith) and use all reasonable endeavours to effect completion of the First Hutchison Call Option Transaction (“First Hutchison Call Option Completion”) following the date on which all of the First Hutchison Call Option Conditions have been satisfied (the “First Hutchison

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Call Option Conditions Satisfaction Date”, which shall be deemed to be the same date as the First Hutchison Call Option Notice Date if all of the First Hutchison Call Option Conditions have been satisfied before such date) in accordance with clause 21.11.

21.10

If any of the First Hutchison Call Option Conditions are not satisfied by 5:00 p.m. on the First Hutchison Call Option Longstop Date, then (unless otherwise agreed in writing by the Parties) the process being undertaken pursuant to the First Hutchison Call Option Notice must be terminated, none of the Vodafone Shareholder’s Shares shall be transferred to the Hutchison Shareholder pursuant to that First Hutchison Call Option Notice and the Vodafone Shareholder and the Hutchison Shareholder shall have no further obligations in connection therewith.

21.11

Subject to clause 21.10, First Hutchison Call Option Completion shall occur on the date which is 30 calendar days after the First Hutchison Call Option Conditions Satisfaction Date (the “First Hutchison Call Option Completion Date”). The Company shall, by no later than 15 Business Days prior to the First Hutchison Call Option Completion Date, serve a written notification on the Vodafone Shareholder and the Hutchison Shareholder which sets out the Estimated Completion Net Debt.

21.12	At First Hutchison Call Option Completion:

(A)	the Hutchison Shareholder shall pay the First Hutchison Call Option Estimated Price to the Vodafone Shareholder in cash;

(B)	the Hutchison Shareholder shall either:

(i)

procure that the Company or the relevant member of the Company’s Group shall repay in full any Shareholder Loans (to which any Vodafone Lender is a party) outstanding as at the First Hutchison Call Option Completion Date; or

(ii)

acquire (or procure that a member of the Hutchison’s Shareholder’s Group acquires) in full and at par value any and all of the Shareholder Loans (to which any Vodafone Lender is a party) outstanding as at the First Hutchison Call Option Completion Date from the relevant Vodafone Lender, whether by way of transfer, assignment or otherwise, pursuant to the terms of the relevant Shareholder Loan Agreement; and

(C)	the Shareholders shall otherwise comply with their applicable obligations set out in clause 29 (Completion of Disposals of Shares).

Treatment of Shareholder Loans at First Hutchison Call Option Completion

21.13	Upon First Hutchison Call Option Completion:

(A)

any Shareholder Loans (to which a Hutchison Lender is a party) then outstanding shall remain outstanding in accordance with the terms of the applicable Shareholder Loan Agreement and, for the avoidance of doubt, there shall be no

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

obligation or requirement on the Company or any member of the Company’s Group to repay such Shareholder Loans solely as a result of the Hutchison Shareholder purchasing all of the Shares held by the Vodafone Shareholder; and

(B)	the Hutchison Shareholder shall comply with its obligations in clause 21.12(B).

Determination of the final First Hutchison Call Option Price after First Hutchison Call Option Completion

21.14	Following First Hutchison Call Option Completion, the Parties shall comply with their obligations in Schedule 6 (Completion Net Debt).

Miscellaneous

21.15

At any time prior to the First Hutchison Call Option Completion Date, the Vodafone Shareholder shall have the right (but not the obligation) to procure that the assets or properties listed in Schedule 18 of the Contribution Agreement (to the extent that such assets or properties continue to be held by a member of the Company’s Group after Closing) may be transferred to such member of the Vodafone Shareholder’s Group at such value as may be agreed between the Parties at the time and free from Encumbrances, such transfer to complete prior to the First Hutchison Call Option Completion Date.

22.	SECOND HUTCHISON CALL OPTION

Grant and exercise of the Second Hutchison Call Option

22.1

The Vodafone Shareholder hereby grants to the Hutchison Shareholder a call option to purchase and acquire from the Vodafone Shareholder all (but not part only) of the Shares held by the Vodafone Shareholder (including all (but not part only) of such Shares which were previously owned by the Hutchison Shareholder), which shall be exercisable by the Hutchison Shareholder in accordance with, and on the terms set out in, the remaining provisions of this clause 22 (the “Second Hutchison Call Option”). The right to exercise the Second Hutchison Call Option shall be conditional upon, and therefore shall not come into existence until the occurrence of the Second Hutchison Call Option Trigger Event.

22.2

The Hutchison Shareholder may exercise the Second Hutchison Call Option within 60 calendar days of the date on which the Second Hutchison Call Option Trigger Event has occurred by serving a notice in writing on the Vodafone Shareholder (a “Second Hutchison Call Option Notice”, with the date on which any such Second Hutchison Call Option Notice is served being the “Second Hutchison Call Option Notice Date”). The Hutchison Shareholder shall provide to the Vodafone Shareholder (together with the Second Hutchison Call Option Notice) satisfactory supporting evidence that sufficient resources are and will be available to the Hutchison Shareholder to satisfy in full the Second Hutchison Call Option Price in cash. Once a Second Hutchison Call Option Notice is served in accordance with this Deed:

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

(A)

such Second Hutchison Call Option Notice shall, subject to clause 22.5, be irrevocable and may not be withdrawn, revoked or amended (unless the Vodafone Shareholder and the Hutchison Shareholder agree otherwise in writing);

(B)

the Hutchison Shareholder shall be obliged to purchase and acquire from the Vodafone Shareholder all (but not part only) of the Shares held by the Vodafone Shareholder, subject to the remaining provisions of this clause 22 (including the Second Hutchison Call Option Conditions); and

(C)

the Company shall deliver a notice in writing to the Shareholders which sets out the Estimated Preliminary Net Debt (as determined by the Company, acting in good faith) as soon as reasonably practicable and, in any event, within 30 calendar days after the Second Hutchison Call Option Notice Date.

22.3

For the avoidance of doubt, the Second Hutchison Call Option may not be exercised in any circumstances without the Hutchison Shareholder first having served a valid Hutchison Put Option Notice on the Vodafone Shareholder in accordance with this Deed.

Option of the Vodafone Shareholder to repurchase/repay the Remaining Vodafone Securities

22.4

Within 21 calendar days following the receipt of a valid Second Hutchison Call Option Notice, the Vodafone Shareholder may elect that Vodafone shall repurchase and/or repay (as applicable) the Remaining Vodafone Securities in accordance with clause 32 (Repurchases and/or Repayments) by serving a notice in writing of the same on the Hutchison Shareholder and shall accordingly procure that Vodafone shall so repurchase and/or repay such Remaining Vodafone Securities (a “Put Repurchase/Repayment Notice”). If:

(A)	the Vodafone Shareholder serves a valid Put Repurchase/Repayment Notice, clauses 22.7 to 22.15 shall have no force and effect unless and until clause 22.6(B) applies; and

(B)	the Vodafone Shareholder does not serve a valid Put Repurchase/Repayment Notice, then (for the avoidance of doubt) clauses 22.7 to 22.15 shall continue in full force and effect.

22.5

If the Vodafone Shareholder has served a Put Repurchase/Repayment Notice and Vodafone has repurchased and/or repaid (or procured the repurchase and/or repayment of), as applicable, the Remaining Vodafone Securities in full in accordance with clause 32 (Repurchases and/or Repayments) before the expiry of the 60-calendar day period from (and including) the date of the Put Repurchase/Repayment Notice, then:

(A)

the Second Hutchison Call Option Notice shall be deemed to have been revoked at the time at which those repurchases and/or repayments, as applicable, have completed and shall have no further force and effect for the purposes of this Deed

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

(and none of the Vodafone Shareholder’s Shares may be transferred to the Hutchison Shareholder); and

(B)	clauses 22.7 to 22.15 shall have no further force and effect.

22.6

If the Vodafone Shareholder has served a Put Repurchase/Repayment Notice and Vodafone has not repurchased and/or repaid the Remaining Vodafone Securities in full in accordance with clause 32 (Repurchases and/or Repayments) before the expiry of the 60-calendar day period from (and including) the date of the Put Repurchase/Repayment Notice, then:

(A)

if the Vodafone Shareholder provides a notice to the Hutchison Shareholder together with satisfactory supporting evidence to demonstrate that the Vodafone Shareholder will have sufficient resources available to satisfy the repurchase and/or repayment of the Remaining Vodafone Securities in full in accordance with clause 32 (Repurchases and/or Repayments) (a “Put Repurchase/Repayment Extension Notice”), the Hutchison Shareholder shall grant the Vodafone Shareholder an additional 30-calendar day period following the expiry of the 60- calendar day period from (and including) the date of the Put Repurchase/Repayment Notice (the “Repurchase/Repayment Grace Period”) to complete the repurchase and/or repayment of the Remaining Vodafone Securities in full in accordance with clause 32 (Repurchases and/or Repayments) and:

(i)

if Vodafone has repurchased and/or repaid the Remaining Vodafone Securities in full in accordance with clause 32 (Repurchases and/or Repayments) before the end of the Repurchase/Repayment Grace Period, then:

(a)

the Second Hutchison Call Option Notice shall be deemed to have been revoked at the time at which the last of those repurchases and/or repayments, as applicable, have completed and shall have no further force and effect for the purposes of this Deed (and none of the Vodafone Shareholder’s Shares may be transferred to the Hutchison Shareholder); and

(b)	clauses 22.7 to 22.15 shall have no further force and effect; or

(ii)

if Vodafone has not repurchased and/or repaid the Remaining Vodafone Securities in full in accordance with clause 32 (Repurchases and/or Repayments) before the end of the Repurchase/Repayment Grace Period, then the Put Repurchase/Repayment Notice shall be deemed to have been revoked and shall have no further force and effect for the purposes of this Deed (without prejudice to any repurchases and/or repayments of any part of the Remaining Vodafone Securities which have been completed in accordance with clause 32 (Repurchases and/or Repayments) before such time) and the provisions of clauses 22.7 to 22.15 shall continue in full force and effect; and/or

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

(B)

if the Vodafone Shareholder does not provide satisfactory supporting evidence to the Hutchison Shareholder to demonstrate that the Vodafone Shareholder will have sufficient resources available to repurchase and/or repay the Remaining Vodafone Securities in full in accordance with clause 32 (Repurchases and/or Repayments), the Put Repurchase/Repayment Notice shall be deemed to have been revoked and shall have no further force and effect for the purposes of this Deed (without prejudice to any repurchases and/or repayments of any part of the Remaining Vodafone Securities which have been completed in accordance with clause 32 (Repurchases and/or Repayments) before such time) and the provisions of clauses 22.7 to 22.15 shall continue in full force and effect.

Consideration for the Second Hutchison Call Option Transaction

22.7

The total consideration for the Second Hutchison Call Option Transaction shall be an amount which is equal to the Second Hutchison Call Option Price. The Parties agree and acknowledge that the Agreed Fair Market Enterprise Value to be taken into account for the purposes of the Second Hutchison Call Option Price shall be the same Agreed Fair Market Enterprise Value determined immediately prior to the Hutchison Put Option Notice which had been served prior to the Second Hutchison Call Option Notice.

22.8

Subject to clause 22.16, the amount due by the Hutchison Shareholder in respect of the Second Hutchison Call Option Price must be satisfied by the payment by the Hutchison Shareholder to the Vodafone Shareholder of an amount in cash (in Pounds Sterling).

Second Hutchison Call Option Conditions

22.9	[***]:

(the “Second Hutchison Call Option Conditions”).

22.10

The Vodafone Shareholder shall (and Vodafone shall procure that each other member of Vodafone’s Group shall), the Hutchison Shareholder shall (and Hutchison shall procure that each other member of Hutchison’s Group shall) and the Company shall (and the Vodafone Shareholder and the Hutchison Shareholder shall procure that the Company shall) in each case:

(A)

use all reasonable endeavours to procure the satisfaction of the Second Hutchison Call Option Conditions as soon as reasonably practicable, and in any event, before the Second Hutchison Call Option Longstop Date;

(B)

not undertake any action which could (or which could reasonably be expected to) prevent the Second Hutchison Call Option Conditions from being satisfied by the Second Hutchison Call Option Longstop Date; and

(C)	cooperate with one another (in good faith) for the purpose of satisfying the Second Hutchison Call Option Conditions as contemplated by clause 22.10(A).

22.11	The Second Hutchison Call Option Conditions cannot be waived by any Party.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Second Hutchison Call Option Completion

22.12

The Shareholders and the Company shall cooperate with each other (in good faith) and use all reasonable endeavours to effect completion of the Second Hutchison Call Option Transaction (“Second Hutchison Call Option Completion”) following the date on which all of the Second Hutchison Call Option Conditions have been satisfied (the “Second Hutchison Call Option Conditions Satisfaction Date”, which shall be deemed to be the same date as the Second Hutchison Call Option Notice Date if all of the Second Hutchison Call Option Conditions have been satisfied before such date) in accordance with clause 22.14.

22.13

If any of the Second Hutchison Call Option Conditions are not satisfied by 5:00 p.m. on the Second Hutchison Call Option Longstop Date, then (unless otherwise agreed in writing by the Parties) the process being undertaken pursuant to the Second Hutchison Call Option Notice must be terminated, none of the Vodafone Shareholder’s Shares shall be transferred to the Hutchison Shareholder pursuant to that Second Hutchison Call Option Notice and the Vodafone Shareholder and the Hutchison Shareholder shall have no further obligations in connection therewith.

22.14	Subject to clause 22.13, Second Hutchison Call Option Completion shall occur on the date which is the later of:

(A)	the date which is 30 calendar days after the Second Hutchison Call Option Conditions Satisfaction Date; and

(B)	if a valid Put Repurchase/Repayment Notice was served, the date which is 61 calendar days after the receipt of the valid Put Repurchase/Repayment Notice,

(the “Second Hutchison Call Option Completion Date”). The Company shall, by no later than 15 Business Days prior to the Second Hutchison Call Option Completion Date, serve a written notification on the Vodafone Shareholder and the Hutchison Shareholder which sets out the Estimated Completion Net Debt.

22.15	Subject to the set-off provisions in clause 22.16, at Second Hutchison Call Option Completion:

(A)	the Hutchison Shareholder shall pay the Second Hutchison Call Option Estimated Price to the Vodafone Shareholder;

(B)

(i) Vodafone and the Vodafone Shareholder shall repurchase and/or repay, as applicable, the Remaining Vodafone Securities in accordance with clause 32 (Repurchases and/or Repayments); and (ii) the Vodafone Shareholder shall comply with its obligations under clause 32.4;

(C)	the Hutchison Shareholder shall either:

(i)	procure that the Company or the relevant member of the Company’s Group shall repay in full any Shareholder Loans (to which any Vodafone

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Lender is a party) outstanding as at the Second Hutchison Call Option Completion Date; or

(ii)

acquire (or procure that a member of the Hutchison’s Shareholder’s Group acquires) in full and at par value any and all of the Shareholder Loans (to which any Vodafone Lender is a party) outstanding as at the Second Hutchison Call Option Completion Date from the relevant Vodafone Lender, whether by way of transfer, assignment or otherwise, pursuant to the terms of the relevant Shareholder Loan Agreement; and

(D)	the Shareholders shall otherwise comply with their applicable obligations set out in clause 29 (Completion of Disposals of Shares).

22.16	[***].

Treatment of Shareholder Loans at Second Hutchison Call Option Completion

22.17	Upon Second Hutchison Call Option Completion:

(A)

any Shareholder Loans (to which a Hutchison Lender is a party) then outstanding shall remain outstanding in accordance with the terms of the applicable Shareholder Loan Agreement and, for the avoidance of doubt, there shall be no obligation or requirement on the Company or any member of the Company’s Group to repay such Shareholder Loans solely as a result of the Hutchison Shareholder purchasing all of the Shares held by the Vodafone Shareholder; and

(B)	the Hutchison Shareholder shall comply with its obligations in clause 22.15(C).

Determination of the final Second Hutchison Call Option Price after Second Hutchison Call Option Completion

22.18	Following Second Hutchison Call Option Completion, the Parties shall comply with their obligations in Schedule 6 (Completion Net Debt).

Miscellaneous

22.19

At any time prior to the Second Hutchison Call Option Completion Date, the Vodafone Shareholder shall have the right (but not the obligation) to procure that the assets or properties listed in Schedule 18 of the Contribution Agreement (to the extent that such assets or properties continue to be held by a member of the Company’s Group after Closing) may be transferred to such member of the Vodafone Shareholder’s Group at such value as may be agreed between the Parties at the time and free from Encumbrances, such transfer to complete prior to the Second Hutchison Call Option Completion Date.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

23.	[***]

24.	[***]

25.	[***]

26.	[NOT USED]

27.	DEFAULT

Events of Default

27.1	The following are “Events of Default” in relation to a Shareholder (the “Defaulting Shareholder”): [***]

27.2	[***].

Default Notice

27.3

The Non-Defaulting Shareholder may serve a notice in writing on the Defaulting Shareholder (a “Default Notice”) and the Company, specifying that an Event of Default is occurring and persisting. The Default Notice must identify the particular Event of Default that the Non-Defaulting Shareholder claims is occurring and must include evidence giving a reasonable basis to substantiate this claim.

27.4

Within ten Business Days of receipt of the Default Notice, the Defaulting Shareholder may, acting reasonably, serve a notice in writing on the Non-Defaulting Shareholder (with a copy to the Company) (the “Default Dispute Notice”) stating that it disputes that the Event of Default identified in the Default Notice is occurring. The Default Dispute Notice must include reasons and evidence giving a reasonable basis in support of the Defaulting Shareholder’s position.

27.5

As soon as reasonably practicable following receipt of the Default Dispute Notice, and, in any event within five Business Days, the Shareholders shall jointly appoint and instruct a King’s Counsel to determine whether or not the Event of Default described in the Default Notice is occurring, such determination to be provided within ten Business Days of the date of instruction. If the Shareholders fail to agree the appointment of a King’s Counsel within the five Business Day time period, the Non-Defaulting Shareholder may request that the Chair of the General Council of the Bar appoint a King’s Counsel from [***], within five Business Days of the date of such request, to provide the determination described clauses 27.3 to 27.5 (inclusive).

27.6

In the event of an Event of Default under clauses 27.1(A), the Defaulting Shareholder shall have a period of three months from the date of the Default Notice within which it may remedy the Event of Default to the reasonable satisfaction of the Non-Defaulting Shareholder (and, if so remedied to the reasonable satisfaction of the Non-Defaulting Shareholder, the remaining provisions of this clause 27 shall not apply).

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Cessation of rights

27.7	Clause 27.8 shall apply if an Event of Default set out in clause 27.1 occurs and is continuing in relation to the Defaulting Shareholder.

27.8

If: (i) no Default Dispute Notice is served, or if a Default Dispute Notice is served and the Shareholders subsequently agree that the Event of Default is still occurring, or if the King’s Counsel opinion referred to in clause 27.5 determines that the Event of Default identified in the Default Notice is still occurring at the time such determination is made; and (ii) in the event of an Event of Default under clause 27.1(A), the three-month cure period has expired and the relevant Event of Default has not been remedied, then the Shareholders and Company agree that:

(A)

until the Event of Default identified in the Default Notice is remedied to the satisfaction of the other Shareholder (the “Non-Defaulting Shareholder”) (in good faith) (such period being the “Default Period”), the Non-Defaulting Shareholder shall have the right to serve a Suspension Notice under Article 66(1) of the Articles of Association on the Defaulting Shareholder (with a copy to the Company and each other Shareholder);

(B)	without prejudice to the implications of the service of a Suspension Notice under the Articles of Association:

(i)

the Defaulting Shareholder must pay to the Non-Defaulting Shareholder an amount equal to any dividends or distributions it received during the period from the date of the Default Notice to the end of the Default Period (less any Tax payable thereon (or Tax which would have been so payable but for the availability of any Relief) by the Defaulting Shareholder);

(ii)	the Defaulting Shareholder shall not be entitled to exercise any rights to receive or access information in relation to the Company’s Group under this Deed; and

(C)	for the avoidance of doubt, during the Default Period, the Defaulting Shareholder must comply with its obligations under this Deed,

provided that: (i) the rights of the Defaulting Shareholder shall be reinstated on the day immediately following the end of the Default Period; and (ii) the Non-Defaulting Shareholder shall revoke the Suspension Notice by notification to the Defaulting Shareholder (with a copy to the Company and each other Shareholder) immediately following the end of the Default Period, in which case clause 27.12 shall apply. For the avoidance of doubt, the Defaulting Shareholder shall not be entitled to recover any amounts from the Non-Defaulting Shareholder or any member of the Company’s Group in respect of any payments made under clause 27.8(B)(i).

Protection of legitimate interests

27.9	Each of the Parties agrees and acknowledges that:

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

(A)

the Shareholders have a common commercial objective and interest, being the successful promotion and development of the Company’s Group and the Business, and that this is dependent on, inter alia, the mutual trust, confidence and co-operation between the Shareholders, their respective Groups and between the Directors;

(B)	this clause 27 is a common provision in agreements of this nature and is reasonable and proportionate to protect the Shareholders’ legitimate interests described above; and

(C)	each of the Shareholders is a sophisticated commercial enterprise which has engaged legal and financial advisers to advise it in relation to this Deed.

[***]

28.	PROHIBITED TRANSFEREES

28.1	Each Shareholder undertakes and agrees that it shall not, and it will procure that the other members of its Group shall not, make any Disposal:

(A)	[***]

(B)

to any Sanctioned Person (unless the relevant Disposal is undertaken by a person in order to comply with Sanctions Law, including under any authorisation, waiver, licence or exemption issued by all relevant Sanctions Authorities); or

(C)	in breach of any Sanctions Law.

28.2	Notwithstanding anything in this Deed, no Disposal of any Shares shall be made to any person who is not a body corporate, limited liability company, partnership or other corporate person.

29.	COMPLETION OF DISPOSALS OF SHARES

29.1

This clause 29 shall apply to all Disposals of Shares that are permitted or required to be made pursuant to clause 17 (Permitted Transfers) and clauses 20 (Vodafone Call Option and Hutchison Put Option) to 27 (Default), and the Shareholders and the Company shall act reasonably and co-operate with each other in good faith in order to effect any such Disposal of Shares.

[***]

30.	ISSUANCE OF VODAFONE SHARES

30.1	This clause 30 shall apply to all issuances of Vodafone Shares [***] made pursuant to this Deed [***].

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

30.2	Vodafone shall ensure that each issuance of Vodafone Shares shall be made on the following terms:

(A)

the Vodafone Shares shall be required to be credited as fully paid with the same rights and ranking pari passu in all respects with the existing fully paid ordinary shares each in the capital of Vodafone as at completion of such issuance (including the right to receive all dividends, distributions or any return of capital declared, paid or made by Vodafone by reference to a record date on or after completion of that issuance (but not, for the avoidance of doubt, at any point before such issuance));

(B)

the Vodafone Shares shall be free from any pre-emptive right, option, right to acquire, mortgage, charge, pledge, lien or other form of security or encumbrance or equity on, over, or affecting them or other third party rights or claims of any nature whatsoever;

(C)

Vodafone shall procure that any rights of pre-emption or other restrictions on the issue of any of the Vodafone Shares conferred on any person by the Vodafone Articles of Association or otherwise are waived by such person no later than completion of that issuance; and

(D)

Vodafone shall make an application to the FCA for permission to be granted for the admission of the Vodafone Shares to the Official List in accordance with the UK Listing Rules and an application to the London Stock Exchange for permission to be granted for the admission of the Vodafone Shares to trading on the London Stock Exchange’s main market for listed securities in accordance with the Standards and will procure that the admission of the Vodafone Shares to the Official List becomes effective by the making of an announcement in accordance with the UK Listing Rules and the admission of the Consideration Shares, the Consideration CLN Shares and the Makewhole Shares (as applicable) to trading becomes effective in accordance with the Standards as soon as reasonably practicable and, in any event, by no later than [***].

30.3

The subscription by the Hutchison Shareholder shall be made on the terms that such subscriber is a person to whom the Vodafone Shares may lawfully be offered and issued in compliance with Applicable Laws without, except as contemplated by clause 30.2(D), lodgement, registration or other formality or filing of any document, including prospectus or registration document, with or by any governmental or regulatory authority.

30.4	At completion of the issuance of any Vodafone Shares, Vodafone shall:

(A)	issue share certificates in respect of such Vodafone Shares via CREST; and

(B)	enter into its register of members the name of the Hutchison Shareholder and shall procure that such register is updated accordingly.

[***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

31.	[***]

32.	REPURCHASES AND/OR REPAYMENTS

32.1	This clause 32 shall apply where:

(A)	pursuant to clauses 20.26, 20.29 or 22.15(B), Vodafone is required to; or

(B)

pursuant to clause 22.4, the Vodafone Shareholder has served a valid Put Repurchase/Repayment Notice, and if applicable, a valid Put Repurchase/ Repayment Extension Notice, on behalf of Vodafone, for Vodafone to, in each case, repurchase and/or repay, as applicable, the Remaining Vodafone Securities, where “Remaining Vodafone Securities” means: [***].

32.2	[***].

32.3	[***].

32.4	The Vodafone Shareholder shall pay an amount in cash to the Hutchison Shareholder which is equal to “A” minus “B”. For these purposes:

[***]

33.	DEED OF ADHERENCE AND OTHER MATTERS

33.1

The Parties agree to extend the benefit of this Deed to any person to whom Shares are issued or transferred and who enters into a valid and fully binding Deed of Adherence, but without prejudice to the continuation inter se of the rights and obligations of the original Parties to this Deed and any other persons who have entered into a Deed of Adherence.

[***]

34.	SECURITY POWER OF ATTORNEY

34.1

Each Shareholder hereby irrevocably and unconditionally (and by way of security for the performance of its obligations under this Deed) appoints each Director as its attorney to, in its name or otherwise and on its behalf, execute and deliver all documents, and do all acts and things, in each case, which the attorney shall in its absolute discretion consider necessary or desirable in order to perform and effect the obligations of that Shareholder to transfer its Shares in accordance with this Deed.

34.2

Each Shareholder undertakes to ratify whatever each Director as its attorney shall lawfully do or cause to be done in accordance with this power of attorney and to indemnify and keep such attorney indemnified from all claims, costs, expenses damages and losses which the attorney may suffer as a result of the lawful exercise by him or her of the powers conferred on him or her under this power of attorney.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

34.3	This power of attorney shall remain in force in relation to a Shareholder until this Deed is terminated in respect of the rights and obligations of that Shareholder under clause 43 (Termination).

34.4	If a Shareholder fails to comply with its obligations to transfer any Shares under this Deed:

(A)	the Company may use the security power of attorney given to it pursuant to clause 34.1 to effect the transfer (and, for the avoidance of doubt, for no other purposes whatsoever);

(B)

the Company may receive the relevant consideration (if any) in trust for that Shareholder (without any obligation to pay any interest) and the receipt by the Company of the consideration shall be a good discharge for the transferee;

(C)

if relevant, the Company shall, subject to receipt of the relevant consideration (if any), cause the transferee to be registered as holder of any shares forming part of the relevant Shares and issue to the transferee a new share certificate in respect of such Shares; and

(D)	once registration has taken place in purported exercise of the power contained in this clause 34:

(i)	that Shareholder shall, if applicable, surrender its certificates or other documents evidencing ownership for the relevant Shares; and

(ii)

that Shareholder shall not exercise any of its powers or rights in relation to the management of, and participation in the profits of, the Company under this Deed, the Articles of Association or otherwise.

35.	SHAREHOLDER UNDERTAKINGS

General

35.1	Each Shareholder undertakes with each other Shareholder that it will:

(A)	to the extent to which it is able to do so by law, comply with each of the provisions of this Deed;

(B)

exercise its voting rights and other rights as a shareholder of the Company in order (insofar as it is able to do so through the exercise of such rights) to give full effect to the terms of this Deed and the rights and obligations of the Parties as set out in this Deed; and

(C)

procure that any Director nominated and appointed upon its request from time to time shall (subject to their fiduciary duties to the Company) exercise their voting rights and other powers and authorities in order (insofar as they are able to do so through the exercise of such rights, powers and authorities) to give full effect to the terms of this Deed and the rights and obligations of the Parties as set out in

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

this Deed. If a Director nominated and appointed by a Shareholder is not exercising their voting rights and other powers and authorities in order to give full effect to the terms of this Deed and the rights and obligations of the Parties as set out in this Deed, the Shareholder that nominated and appointed such Directors will, at the request of the other Shareholder, procure the resignation of the Director concerned.

Anti-corruption

35.2

Each Shareholder undertakes to the other Shareholder and the Company that it will not, and will (to the extent within its powers) procure that its Associated Persons will not, engage in any activity, practice or conduct in connection with its interest in the Company or the operation of the Business which would give rise to an offence under or non-compliance with Anti-Corruption Laws.

35.3

Each Shareholder undertakes to the other Shareholder and the Company that it will (to the extent within its powers) procure that the Company and its Associated Persons will not engage in any activity, practice or conduct in connection with the operation of the Business which would give rise to an offence under or non-compliance with Anti-Corruption Laws.

35.4

To the extent permitted by Applicable Laws and so far as it is aware, each Shareholder shall promptly inform the other Shareholder of any investigation or proceeding commenced by governmental and/or judicial authorities for alleged or apparent violations of Anti-Corruption Laws by any Party, its directors, managers, employees or business partners under, in relation to, or in connection with, this Deed.

35.5

Each Shareholder will at the reasonable request of the other Shareholder or the Company, confirm in writing that it has complied with its undertakings under clauses 35.2 and 35.3 and will provide any information reasonably requested by that other Party in support of such compliance.

35.6

To the extent permitted by law, each Shareholder will indemnify (on an after-Tax basis) and hold harmless the other Shareholder and the Company and members of their respective Groups from and against any and all claims, damages, losses, penalties, costs and expenses arising from or related to, any breach by that Shareholder of its undertaking in clause 35.2.

Incentivisation

[***]

36.	UNDERTAKINGS BY THE COMPANY

General

36.1	To the extent to which it is able to do so by law, the Company undertakes with each of the Shareholders that it will comply with each of the provisions of this Deed. Each undertaking

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

by the Company in respect of each provision of this Deed shall be construed as a separate undertaking and if any of the undertakings is unlawful or unenforceable the remaining undertakings shall continue to bind the Company.

Compliance with law

36.2	The Company undertakes with each of the Shareholders that it shall conduct its business and operations in all material respects in accordance with all Applicable Laws.

Anti-corruption

36.3

The Company undertakes to the Shareholders that it will not, and will procure that its Associated Persons will not, engage in any activity, practice or conduct which would give rise to an offence under or non-compliance with the Anti-Corruption Laws.

36.4	The Company undertakes to the Shareholders that it will adopt and ensure compliance with the bribery and corruption policy adopted by the Company, subject to clause 4 (Reserved Matters).

36.5

Any Shareholder who reasonably believes that the Company has not complied with its obligations in this clause 36 shall have the right to appoint an independent expert (at the cost of the Company) to investigate the matter and advise the Company on the actions required to remedy any non-compliance. The Company shall be required at its own cost to provide the independent expert with all necessary assistance to conduct the investigation and to implement any such actions.

37.	[***]

38.	COMPANY POLICIES

[***]

39.	TAX MATTERS

Schedule 8 (Tax) shall take effect.

40.	PENSIONS

[***]

41.	CONFIDENTIALITY

[***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

42.	ANNOUNCEMENTS

Restriction on announcements

42.1

No general or public announcement or communication with news media (together, a “public announcement”) containing Confidential Information concerning the business or assets of the Company or its Group shall be made by any Party without the prior written approval of the other Parties.

Permitted announcements

42.2	Notwithstanding the other provisions of this clause 42, any Party may, whenever practicable after consultation with the other Parties, make a public announcement if required by:

(A)	Applicable Laws;

(B)

any securities exchange or regulatory or governmental body to which that Party is subject, wherever situated, including (amongst other bodies) the Financial Conduct Authority, the London Stock Exchange, The Panel on Takeovers and Mergers, The Stock Exchange of Hong Kong Limited, the Securities Exchange Commission and NASDAQ whether or not the requirement has the force of law;

(C)

any communications with the employees of the Company’s Group, or their respective employee representative bodies, in the ordinary course which do not provide any information which materially exceeds the information provided in any public announcement;

(D)

it is considered necessary, customary or otherwise desirable by a Shareholder or any member of its Group (acting reasonably and in good faith) to include such information in its annual or other regular reports provided to its or their respective shareholders; or

(E)

it is considered necessary, customary or otherwise desirable by a Shareholder or any member of its Group (acting reasonably and in good faith) to include such information in routine and ordinary course disclosure or reporting by the Ultimate Parent of that Shareholder, in which case the Party concerned shall take all such steps as may be reasonable and practicable in the circumstances to agree the contents of such announcement with the other Parties before making such announcement.

Duration of restrictions

42.3

The restrictions contained in this clause 42 shall continue to apply to each Party (including any Shareholder who has ceased to hold Shares) for a period of [***] from termination of this Deed with respect to that Shareholder in accordance with clause 43 (Termination).

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

43.	TERMINATION

43.1	This Deed shall terminate immediately, except for:

[***]

44.	LANGUAGE

Proceedings

44.1	Meetings of the Shareholders, Directors and any Board Committee shall be conducted in English. Notices (including accompanying papers) and minutes of such meetings shall be prepared in English.

Documents

44.2

Each other document in connection with this Deed shall be in English or accompanied by an English translation. The receiving party shall be entitled to assume the accuracy of and rely upon any English translation of any document, notice or other communication given or delivered to it pursuant to this clause 44. If there is a discrepancy between an English translation and the foreign language original, the English translation shall prevail.

45.	ASSIGNMENT

This Deed shall be binding on and enure for the benefit of each Party’s successors in title. No Party shall assign (or declare any trust in favour of a Third Party over) all or any part of the benefit of, or its rights or benefits under, this Deed, except in accordance with the provisions of this Deed.

46.	ENTIRE AGREEMENT

Whole and only agreement

46.1

This Deed [***] constitute the whole and only agreement between the Parties relating to the subject matter of this Deed and supersede and extinguish all previous discussions, correspondence, negotiations, drafts, agreements, promises, assurances, term sheet, warranties, representations, arrangements and understandings between the Parties, whether written or oral.

No reliance on Pre-contractual Statements

46.2	Except in the case of fraud, each Party acknowledges and agrees that in entering into this Deed, it is not relying upon any Pre-contractual Statement which is not expressly repeated in this Deed.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Exclusion of other rights of action

46.3

Except in the case of fraud, no Party shall have any right of action against any other party to this Deed arising out of or in connection with any Pre-contractual Statement except to the extent that it is expressly repeated in this Deed.

Meaning of Pre-contractual Statement

46.4

For the purposes of this clause 46, “Pre-contractual Statement” means any draft, agreement, undertaking, representation, warranty, promise, assurance, term sheet or arrangement of any nature whatsoever, whether or not in writing, relating to the subject matter of this Deed made or given by any person at any time prior to this Deed becoming legally binding.

Variation

46.5	This Deed may only be varied in writing signed by each of the Parties.

Conflict with Articles of Association

46.6

In the event of any ambiguity or discrepancy between the provisions of this Deed and the Articles of Association, the provisions of this Deed shall prevail as between the Shareholders, but not so as to amend the Articles of Association, for so long as this Deed remains in force. Each of the Shareholders shall exercise all voting and other rights and powers available to it so as to give effect to the provisions of this Deed and, if necessary, to procure (so far as it is able to do so) any required amendment to the Articles of Association.

47.	NOTICES

Notices to be in writing

47.1	A notice under this Deed shall only be effective if it is in writing (facsimile is not permitted) and in English and email is permitted.

Addresses

47.2	Notices under this Deed shall be sent to a Party at its address and for the attention of the individual set out below:

Party and title of individual	Address	E-mail address

Hutchison Shareholder	Brilliant Design (BVI)
Limited
Hutchison House
5 Hester Road
London
Battersea

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

SW11 4AN
United Kingdom

[***]	CK Hutchison Group	[***]
Telecom Holdings Limited
48th Floor, Cheung Kong
Center
2 Queen’s Road Central
Hong Kong

Hutchison	CK Hutchison Group	[***]
Telecom Holdings Limited
48th Floor, Cheung Kong
Center
2 Queen’s Road Central
Hong Kong

Vodafone Shareholder	Vodafone Group Plc	[***]
and Vodafone	Vodafone House
The Connection
Newbury
Berkshire
RG14 2FN
England

[***]

The Company	Its registered office from
time to time

provided that a Party may change its notice details on giving notice to the other Parties of the change in accordance with this clause 47.

Receipt of notices

47.3	Subject to clause 47.4, any notice given under this Deed shall be effective upon receipt and shall be deemed to have been received:

(A)	at the time recorded by the delivery company, in the case of recorded delivery;

(B)	at the time of delivery, if delivered by hand or courier; or

(C)	at the time of sending if sent by email, provided that the sender does not receive any automated message that the email has not been delivered to the recipient.

Working Hours

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

47.4

A notice that is deemed by clause 47.3 to be received after 5.00 p.m. on any day, or on a Saturday, Sunday or public holiday in the place of receipt, shall be deemed to be received at 9.00 a.m. on the next day that is not a Saturday, Sunday or public holiday in the place of receipt.

48.	GUARANTEE

Vodafone Guarantor’s guarantee

48.1

In consideration for the Hutchison Shareholder entering into this Deed, the Vodafone Guarantor hereby unconditionally and irrevocably guarantees to the Hutchison Shareholder the due and punctual performance and observance by the Vodafone Shareholder and each other relevant member of the Vodafone Shareholder’s Group of all obligations and liabilities under or otherwise arising out of or in connection with this Deed (the “Vodafone Guaranteed Obligations”) and agrees to indemnify (on an after-Tax basis) and hold harmless the Hutchison Shareholder against all liabilities, losses, proceedings, claims, damages, costs and expenses that they may suffer or incur as a result of any failure or delay by the Vodafone Shareholder and each other relevant member of the Vodafone Shareholder’s Group in the performance or observance of any Vodafone Guaranteed Obligations. The liability of the Vodafone Guarantor under this clause 48.1 shall not be released or diminished by any variation of the terms of this Deed (whether or not agreed by the Vodafone Guarantor), any forbearance, neglect or delay in seeking performance of the Vodafone Guaranteed Obligations or any granting of time for such performance.

48.2

If and whenever the Vodafone Shareholder and each other relevant member of the Vodafone Shareholder’s Group defaults for any reason whatsoever in the performance or observance of any of the Vodafone Guaranteed Obligations, the Vodafone Guarantor shall forthwith upon demand unconditionally perform (or procure performance of) and satisfy (or procure satisfaction of) the relevant Vodafone Guaranteed Obligation in the manner prescribed by this Deed and so that the same benefits shall be conferred on the Hutchison Shareholder as would have been received if such Vodafone Guaranteed Obligation had been duly and promptly performed and observed by the Vodafone Shareholder and each other relevant member of the Vodafone Shareholder’s Group.

48.3

With respect to the Vodafone Guarantor, this guarantee is to be a continuing guarantee and accordingly is to remain in force until all the Vodafone Guaranteed Obligations shall have been performed or satisfied. This guarantee is in addition to, without limiting and not in substitution for, any rights or security which the Hutchison Shareholder may now or after the date of this Deed have or hold for the performance and observance of the Vodafone Guaranteed Obligations.

48.4

As a separate and independent stipulation, the Vodafone Guarantor agrees that any Vodafone Guaranteed Obligation which may not be enforceable against or recoverable from the Vodafone Shareholder and each other relevant member of the Vodafone Shareholder’s Group by reason of any legal limitation, disability or incapacity on or of the Vodafone Shareholder and each other relevant member of the Vodafone Shareholder’s Group or any fact or circumstance (other than any relevant limitation imposed by this

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Deed) shall nevertheless be enforceable against and recoverable from the Vodafone Guarantor as though the same had been incurred by the Vodafone Guarantor and the Vodafone Guarantor were the sole or principal obligor in respect thereof and shall be performed or paid by the Vodafone Guarantor on written demand from the Hutchison Shareholder.

Hutchison Guarantor’s guarantee

48.5

In consideration for the Vodafone Shareholder entering into this Deed, the Hutchison Guarantor hereby unconditionally and irrevocably guarantees to the Vodafone Shareholder the due and punctual performance and observance by the Hutchison Shareholder and each other relevant member of the Hutchison Shareholder’s Group of all obligations and liabilities under or otherwise arising out of or in connection with this Deed (the “Hutchison Guaranteed Obligations”) and agrees to indemnify (on an after-Tax basis) and hold harmless the Vodafone Shareholder against all liabilities, losses, proceedings, claims, damages, costs and expenses that they may suffer or incur as a result of any failure or delay by the Hutchison Shareholder and each other relevant member of the Hutchison Shareholder’s Group in the performance or observance of any Hutchison Guaranteed Obligations. The liability of the Hutchison Guarantor under this clause 48.5 shall not be released or diminished by any variation of the terms of this Deed (whether or not agreed by the Hutchison Guarantor), any forbearance, neglect or delay in seeking performance of the Hutchison Guaranteed Obligations or any granting of time for such performance.

48.6

If and whenever the Hutchison Shareholder and each other relevant member of the Hutchison Shareholder’s Group defaults for any reason whatsoever in the performance or observance of any of the Hutchison Guaranteed Obligations, the Hutchison Guarantor shall forthwith upon demand unconditionally perform (or procure performance of) and satisfy (or procure satisfaction of) the relevant Hutchison Guaranteed Obligation in the manner prescribed by this Deed and so that the same benefits shall be conferred on the Vodafone Shareholder as would have been received if such Hutchison Guaranteed Obligation had been duly and promptly performed and observed by the Hutchison Shareholder and each other relevant member of the Hutchison Shareholder’s Group.

48.7

With respect to the Hutchison Guarantor, this guarantee is to be a continuing guarantee and accordingly is to remain in force until all the Hutchison Guaranteed Obligations shall have been performed or satisfied. This guarantee is in addition to, without limiting and not in substitution for, any rights or security which the Vodafone Shareholder may now or after the date of this Deed have or hold for the performance and observance of the Hutchison Guaranteed Obligations.

48.8

As a separate and independent stipulation, the Hutchison Guarantor agrees that any Hutchison Guaranteed Obligation which may not be enforceable against or recoverable from the Hutchison Shareholder and each other relevant member of the Hutchison Shareholder’s Group by reason of any legal limitation, disability or incapacity on or of the Hutchison Shareholder and each other relevant member of the Hutchison Shareholder’s Group or any fact or circumstance (other than any relevant limitation imposed by this Deed) shall nevertheless be enforceable against and recoverable from the Hutchison

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Guarantor as though the same had been incurred by the Hutchison Guarantor and the Hutchison Guarantor were the sole or principal obligor in respect thereof and shall be performed or paid by the Hutchison Guarantor on written demand from the Vodafone Shareholder.

49.	REMEDIES AND WAIVERS

Delay or omission

49.1	No delay or omission by any Party to this Deed in exercising any right, power or remedy provided by law or under this Deed shall:

(A)	affect that right, power or remedy;

(B)	operate as a waiver of it; or

(C)	operate as an affirmation of this Deed.

Single or partial exercise

49.2

The single or partial exercise of any right, power or remedy provided by law or under this Deed shall not, unless otherwise expressly stated, preclude any other or further exercise of it or the exercise of any other right, power or remedy.

Cumulative rights

49.3	The rights, powers and remedies provided in this Deed are cumulative and not exclusive of any rights, powers and remedies provided by law.

Damages not an adequate remedy

49.4

Notwithstanding any express remedies provided under this Deed and without prejudice to any other right or remedy which any party may have, each Party acknowledges and agrees that damages alone may not be an adequate remedy for any breach by it of the provisions of this Deed, so that in the event of a breach or anticipated breach of such provisions, the remedies of injunction and/or an order for specific performance may in appropriate circumstances be available.

Third Party rights

49.5	Each Party to this Deed agrees that:

(A)	(i) each Shareholder’s Ultimate Parent and the members of each Shareholder’s Group shall have the right to enforce the terms of clause 37 (Protective Covenants); and

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

(B)

notwithstanding the provisions of clause 49.5(A), this Deed may be rescinded or varied in any way and at any time by the Parties to this Deed without the consent of any person who is not a Party to this Deed.

49.6

Save as provided in clause 49.5 above, the Parties to this Deed do not intend that any term of this Deed be enforceable, by virtue of the Contracts (Rights of Third Parties) Act 1999, by any person who is not a Party to this Deed.

Invalidity

49.7	If at any time any provision of this Deed is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, that shall not affect or impair:

(A) the legality, validity or enforceability in that jurisdiction of any other provision of this Deed; or

(B) the legality, validity or enforceability under the law of any other jurisdiction of that or any other provision of this Deed.

50.	NO PARTNERSHIP OR FIDUCIARY RELATIONSHIP

The Parties acknowledge and agree that:

(A)

nothing in this Deed and no action taken by the Parties under this Deed shall constitute a partnership, association or other co-operative entity between any of the Parties or constitute any Party the agent of any other Party for any purpose; and

(B)	no fiduciary relationship or fiduciary duties shall exist between the Parties arising out of or in connection with this Deed.

51.	COSTS AND EXPENSES

Except as otherwise stated in this Deed, each Party shall pay its own costs and expenses in relation to the negotiation, preparation, execution and carrying into effect of this Deed.

52.	COUNTERPARTS

52.1

This Deed may be executed in any number of counterparts, and by the Parties on separate counterparts, but shall not be effective until each Party has executed at least one counterpart. Each counterpart shall constitute an original of this Deed, but all the counterparts shall together constitute but one and the same instrument.

52.2

Any Party may execute this Deed by electronic signature (in whatever form) and such signature is conclusive of the relevant Party’s intention to be bound by this Deed (in the same way as if signed by that Party’s manuscript signature).

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

52.3	Delivery of a counterpart of this Deed by e-mail attachment shall be an effective mode of delivery.

53.	FURTHER ASSURANCES

Each Party shall, and shall procure that any relevant member of its Group shall, at their own cost, promptly execute and deliver such documents and perform such acts as may reasonably be required for the purpose of giving full effect to this Deed.

54.	PAYMENTS

Unless otherwise agreed by the Parties in writing, all payments made under this Deed shall be made in immediately available funds in Pounds Sterling to a bank account nominated by the payee to the payor in writing.

55.	GOVERNING LAW

This Deed is to be governed by and construed in accordance with English law. Any matter, claim or dispute arising out of or in connection with this Deed, whether contractual or non-contractual, is to be governed by and determined in accordance with English law.

56.	JURISDICTION

Each Party irrevocably agrees that the courts of England are to have exclusive jurisdiction to settle any dispute which may arise out of or in connection with this Deed and that accordingly any proceedings arising out of or in connection with this Deed shall be brought in such courts. Each of the Parties irrevocably submits to the exclusive jurisdiction of such courts and waives any objection to proceedings in any such court on the ground of venue or on the ground that the proceedings have been brought in an inconvenient forum.

57.	AGENT FOR SERVICE OF PROCESS

57.1

Each of the Hutchison Shareholder and Hutchison shall maintain an agent in England for service of process and any other documents in proceedings in connection with this Deed. That agent shall be: [***].

57.2

Any claim form, judgment or other notice of legal process shall be sufficiently served on each of the Hutchison Shareholder and Hutchison if delivered to their appointed agent at its address for the time being (as specified in clause 57.1).

57.3

Each of the Hutchison Shareholder and Hutchison agree not to revoke the authority of their agent and if for any reason they do so or their agent ceases to act in such capacity, each of them shall promptly appoint another agent with an address in England and notify each other party to this Deed of the agent’s details. If each of the Hutchison Shareholder or Hutchison fail to appoint another agent within 14 calendar days of them being required to do so under this clause 57.3, any other party to this Deed may, at the expense of the Hutchison Shareholder and Hutchison, appoint one on behalf of each of them.

IN WITNESS of which this Deed has been executed and delivered as a deed on the date which first appears on page 1 of this Deed.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

EXECUTED as a deed by	)
VODAFONE INTERNATIONAL	)	Director
OPERATIONS LIMITED acting by two	)
authorised signatories	)
	)	Director

Signature page to the Shareholders’ Agreement

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

)
EXECUTED as a deed by	)
VODAFONE GROUP PLC acting by a	)	Director
director in the presence of:	)

Witness’s signature

Name:

Address:

Occupation:

Signature page to the Shareholders’ Agreement

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Executed as a deed by	)
Brilliant Design (BVI) Limited	)
acting by	)
who, in accordance with the laws of the	)	Director
territory in which Brilliant Design (BVI))
Limited is incorporated, is acting under	)
the authority of Brilliant Design (BVI))
Limited

Signature page to the Shareholders’ Agreement

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Executed as a deed by	)
CK Hutchison Group Telecom	)
Holdings Limited
acting by	)
who, in accordance with the laws of the	)	Director
territory in which CK Hutchison Group	)
Telecom Holdings Limited is	)
incorporated, is acting under the	)
authority of CK Hutchison Group	)
Telecom Holdings Limited	)

Signature page to the Shareholders’ Agreement

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

EXECUTED as a deed by	)
VODAFONETHREE HOLDINGS	)	Director
LIMITED acting by two authorised	)
signatories	)
	)	Director

Signature page to the Shareholders’ Agreement

Schedule 1

Form of Deed of Adherence

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Schedule 2

Reserved Matters

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CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Schedule 3

Fundamental Business Objectives

The overriding objective of the Company’s Group is to increase the equity value of the Company’s Group and the Parties have agreed to the following “Fundamental Business Objectives” to achieve this:

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Schedule 4

Treasury Principles

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CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Schedule 5

Valuation of the Company’s Group

[***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Schedule 6

Net Debt

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CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Schedule 7

Settlement of Call/Put Option Price

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

[***]Schedule 8

Tax

[***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Schedule 9

Joint Brand Strategy

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